--------------------------------------------------------------------------------


                       TRUST INDENTURE AND MORTGAGE [___]


                        Dated as of [____________, 199_]


                                     Between


                   FIRST SECURITY BANK, NATIONAL ASSOCIATION,
                         not in its individual capacity,
                       except as expressly stated herein,
                          but solely as Owner Trustee,


                                  Owner Trustee


                                       and


                            WILMINGTON TRUST COMPANY,
                         not in its individual capacity,
                       except as expressly stated herein,
                            but solely as Mortgagee,


                                    Mortgagee


--------------------------------------------------------------------------------


                            EQUIPMENT NOTES COVERING
                         ONE BOEING [________] AIRCRAFT
                     BEARING U.S. REGISTRATION MARK N[_____]
                      LEASED BY CONTINENTAL AIRLINES, INC.

                                TABLE OF CONTENTS

                                                                            PAGE
GRANTING CLAUSE.............................................................  2

                                    ARTICLE I

                                   DEFINITIONS

                                   ARTICLE II

                               THE EQUIPMENT NOTES
SECTION 2.01      Form of Equipment Notes...................................  8
SECTION 2.02      Issuance and Terms of Equipment Notes..................... 13
SECTION 2.03      Payments from Trust Indenture Estate Only................. 16
SECTION 2.04      Method of Payment......................................... 18
SECTION 2.05      Application of Payments................................... 20
SECTION 2.06      Termination of Interest in Trust Indenture Estate......... 20
SECTION 2.07      Registration Transfer and Exchange of Equipment Notes..... 20
SECTION 2.08      Mutilated, Destroyed, Lost or Stolen Equipment Notes...... 22
SECTION 2.09      Payment of Expenses on Transfer; Cancellation............. 22
SECTION 2.10      Mandatory Redemptions of Equipment Notes.................. 22
SECTION 2.11      Voluntary Redemptions of Equipment Notes.................. 23
SECTION 2.12      Redemptions; Notice of Redemption......................... 23
SECTION 2.13      Option to Purchase Equipment Notes........................ 24
SECTION 2.14      Subordination............................................. 25

                                   ARTICLE III

    RECEIPT, DISTRIBUTION AND APPLICATION OF INCOME FROM THE TRUST INDENTURE
                                     ESTATE
SECTION 3.01      Basic Rent Distribution................................... 26
SECTION 3.02      Event of Loss; Replacement; Voluntary Termination;
                  Optional Redemption....................................... 27
SECTION 3.03      Payments After Event of Default........................... 28
SECTION 3.04      Certain Payments.......................................... 31
SECTION 3.05      Other Payments............................................ 31
SECTION 3.06      Payments to Owner Trustee................................. 32

                                   ARTICLE IV

      COVENANTS OF OWNER TRUSTEE; EVENTS OF DEFAULT; REMEDIES OF MORTGAGEE
SECTION 4.01      Covenants of Owner Trustee................................ 32
SECTION 4.02      Event of Default.......................................... 33
SECTION 4.03      Certain Rights............................................ 35

                                TABLE OF CONTENTS
                                   (Continued)
                                                                            PAGE

SECTION 4.04      Remedies.................................................. 37
SECTION 4.05      Return of Aircraft, Etc................................... 39
SECTION 4.06      Remedies Cumulative....................................... 40
SECTION 4.07      Discontinuance of Proceedings............................. 41
SECTION 4.08      Waiver of Past Defaults................................... 41
SECTION 4.09      Appointment of Receiver................................... 41
SECTION 4.10      Mortgagee Authorized to Execute Bills of Sale, Etc........ 41
SECTION 4.11      Rights of Note Holders to Receive Payment................. 42

                                    ARTICLE V

                             DUTIES OF THE MORTGAGEE
SECTION 5.01      Notice of Event of Default................................ 42
SECTION 5.02      Action Upon Instructions; Certain Rights and Limitations.. 43
SECTION 5.03      Indemnification........................................... 46
SECTION 5.04      No Duties Except as Specified in Trust Indenture or
                  Instructions.............................................. 46
SECTION 5.05      No Action Except Under Lease, Trust Indenture or
                  Instructions.............................................. 47
SECTION 5.06      Replacement Airframes and Replacement Engines............. 47
SECTION 5.07      Indenture Supplements for Replacements.................... 47
SECTION 5.08      Effect of Replacement..................................... 47
SECTION 5.09      Investment of Amounts Held by Mortgagee................... 48

                                   ARTICLE VI

                       THE OWNER TRUSTEE AND THE MORTGAGEE
SECTION 6.01      Acceptance of Trusts and Duties........................... 48
SECTION 6.02      Absence of Duties......................................... 49
SECTION 6.03      No Representations or Warranties as to Aircraft or
                  Documents................................................. 49
SECTION 6.04      No Segregation of Monies; No Interest..................... 50
SECTION 6.05      Reliance; Agreements; Advice of Counsel................... 50
SECTION 6.06      Capacity in Which Acting.................................. 51
SECTION 6.07      Compensation.............................................. 51
SECTION 6.08      Instructions from Note Holders............................ 51

                                   ARTICLE VII

                  INDEMNIFICATION OF MORTGAGEE BY OWNER TRUSTEE
SECTION 7.01      Scope of Indemnification.................................. 51

                                  ARTICLE VIII

                         SUCCESSOR AND SEPARATE TRUSTEES
SECTION 8.01      Notice of Successor Owner Trustee......................... 52
SECTION 8.02      Resignation of Mortgagee; Appointment of Successor........ 53
SECTION 8.03      Appointment of Additional and Separate Trustees........... 54

                                TABLE OF CONTENTS
                                   (Continued)
                                                                            PAGE

                                   ARTICLE IX

     SUPPLEMENTS AND AMENDMENTS TO THIS TRUST INDENTURE AND OTHER DOCUMENTS
SECTION 9.01      Instructions of Majority; Limitations..................... 55
SECTION 9.02      Trustees Protected........................................ 57
SECTION 9.03      Documents Mailed to Note Holders.......................... 57
SECTION 9.04      No Request Necessary for Lease Supplement or Trust
                  Indenture Supplement...................................... 58

                                    ARTICLE X

                                  MISCELLANEOUS
SECTION 10.01     Termination of Trust Indenture............................ 58
SECTION 10.02     No Legal Title to Trust Indenture Estate in Note Holders.. 58
SECTION 10.03     Sale of Aircraft by Mortgagee Is Binding.................. 58
SECTION 10.04 Trust Indenture for Benefit of Owner Trustee, Mortgagee, Owner Participant, Note Holders and Other Holders of
                  Secured Obligations....................................... 59
SECTION 10.05     Notices................................................... 59
SECTION 10.06     Severability.............................................. 59
SECTION 10.07     No Oral Modification or Continuing Waivers................ 60
SECTION 10.08     Successors and Assigns.................................... 60
SECTION 10.09     Headings.................................................. 60
SECTION 10.10     Normal Commercial Relations............................... 60
SECTION 10.11     Governing Law; Counterpart Form........................... 61
SECTION 10.12     Voting By Note Holders.................................... 61
SECTION 10.13     Bankruptcy................................................ 61

EXHIBIT A         Form of Trust Indenture and Mortgage Supplement

SCHEDULE I        Equipment Notes Amortization and Interest Rates

                       TRUST INDENTURE AND MORTGAGE [___]


            TRUST INDENTURE AND MORTGAGE [___], dated as of [___________, 199_] ("Trust Indenture"), between FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, except as expressly stated herein, but solely as Owner Trustee under the Trust Agreement referred to below (together with its successors under the Trust Agreement, the "Owner Trustee"), and WILMINGTON TRUST COMPANY, a Delaware banking corporation, not in its individual capacity, except as expressly stated herein, but solely as Mortgagee hereunder (together with its successors hereunder, the "Mortgagee").

                               W I T N E S S E T H

            WHEREAS, all capitalized terms used herein shall have the respective meanings set forth or referred to in Article I hereof;

            WHEREAS, the Owner Participant and the Owner Trustee in its individual capacity have entered into the Trust Agreement whereby, among other things, (i) the Owner Trustee has established a certain trust for the use and benefit of the Owner Participant subject, however, to the Trust Indenture Estate created pursuant hereto for the use and benefit of, and with the priority of payment to, the holders of Equipment Notes issued hereunder, and (ii) the Owner Trustee has been authorized and directed to execute and deliver this Agreement;

            WHEREAS, the parties hereto desire by this Trust Indenture, among other things, (i) to provide for the issuance by the Owner Trustee of the Series of Equipment Notes specified on Schedule I hereto (it being understood that not all Series may be issued, in which case references in this Trust Indenture to Series not issued shall be disregarded) and (ii) to provide for the assignment, mortgage and pledge by the Owner Trustee to the Mortgagee, as part of the Trust Indenture Estate hereunder, among other things, of all of the Owner Trustee's right, title and interest in and to the Aircraft and, except as hereinafter expressly provided, all of the Owner Trustee's right, title and interest in, to and under the Lease and the Participation Agreement and all payments and other amounts received hereunder or thereunder in accordance with the terms hereof or thereof, as security for, among other things, the Owner Trustee's obligations to the Note Holders;

            WHEREAS, all things have been done to make the Equipment Notes, when executed by the Owner Trustee and authenticated and delivered by the Mortgagee hereunder, the valid, binding and enforceable obligations of the Owner Trustee; and

            WHEREAS, all things necessary to make this Trust Indenture the valid, binding and legal obligation of the Owner Trustee for the uses and purposes herein set forth, in accordance with its terms, have been done and performed and have happened;

                                 GRANTING CLAUSE


            NOW, THEREFORE, THIS TRUST INDENTURE AND MORTGAGE WITNESSETH,  that, to secure the prompt payment of the Original Amount of, interest on, Make-Whole Amount, if any, and all other amounts due with respect to, all Equipment Notes from time to time outstanding hereunder according to their tenor and effect and to secure the performance and observance by the Owner Trustee of all the agreements, covenants and provisions contained herein and in the Participation Agreement and the Equipment Notes, for the benefit of the Note Holders, the Loan Participants and other holders of Secured Obligations and the prompt payment of all amounts from time to time owing hereunder and under Participation Agreement to the Loan Participants, the Note Holders and/or other holders of Secured Obligations by the Owner Trustee and for the uses and purposes and subject to the terms and provisions hereof, and in consideration of the premises and of the covenants herein contained, and of the acceptance of the Equipment Notes by the holders thereof, and for other good and valuable consideration the receipt and adequacy whereof are hereby acknowledged, the Owner Trustee has granted, bargained, sold, assigned, transferred, conveyed, mortgaged, pledged and confirmed, and does hereby grant, bargain, sell, assign, transfer, convey, mortgage, pledge and confirm, unto the Mortgagee, its successors in trust and assigns, for the security and benefit of the Loan Participants, the Note Holders and other holders of Secured Obligations, a first priority security interest in and mortgage lien on all right, title and interest of the Owner Trustee in, to and under the following described property, rights and privileges, whether now or hereafter acquired, other than Excluded Payments (which, collectively, excluding Excluded Payments but including all property hereafter specifically subject to the Lien of this Trust Indenture by the terms hereof or any supplement hereto, are included within, and are referred to as, the "Trust Indenture Estate"), to wit:

            (1) The Airframe which is one Boeing [______] aircraft with the FAA Registration number of N[_____] and the manufacturer's serial number of [_______] and [_________] Engines, each of which Engines is a [_______________________] engine with the manufacturer's serial numbers of [_____ and _____], is of 750 or more rated takeoff horsepower or the equivalent of such horsepower (such Airframe and Engines more particularly described in the Indenture Supplement executed and delivered as provided herein) as the same is now and will hereafter be constituted, whether now owned by the Owner Trustee or hereafter acquired, leased or intended to be leased under the Lease, and in the case of such Engines, whether or not any such Engine shall be installed in or attached to the Airframe or any other airframe, together with (a) all Parts of whatever nature, which are from time to time included within the definitions of "Airframe" or
      "Engines", whether now owned or hereafter acquired, including all substitutions, renewals and replacements of and additions, improvements, accessions and accumulations to the Airframe and Engines (other than additions, improvements, accessions and accumulations which constitute appliances, parts, instruments, appurtenances, accessories, furnishings or other equipment excluded from the definition of Parts) and (b) all Aircraft Documents;

            (2) All right, title, interest, claims and demands of the Owner Trustee, as Lessor, in, to and under the Lease, together with all rights, powers, privileges, options and other benefits of the Owner Trustee as lessor under the Lease, including the immediate and continuing right to receive and collect all Rent, income, revenues, issues, profits, insurance proceeds, condemnation awards and other payments, tenders and security now or hereafter payable to or receivable by the Lessor under the Lease pursuant thereto, and, subject to Section 5.02 hereof, the right to make all waivers and agreements, to give and receive copies of all notices and other instruments or communications, to accept surrender or redelivery of the Aircraft or any part thereof, as well as all the rights, powers and remedies on the part of the Owner Trustee as Lessor under the Lease, to take such action upon the occurrence of a Lease Event of Default thereunder, including the commencement, conduct and consummation of legal, administrative or other proceedings, as shall be permitted by the Lease or by Law, and to do any and all other things whatsoever which the Owner Trustee or any lessor is or may be entitled to do under or in respect of the Lease and any right to restitution from the Lessee or any other Person in respect of any determination of invalidity of the Lease;

            [(3)] Each Permitted Sublease assignment and each assigned Permitted Sublease (to the extent assigned under such Permitted Sublease assignment), and including, without limitation, all rents or other payments of any kind made under such assigned Permitted Sublease (to the extent assigned under such Permitted Sublease assignment);]<F1>

            [(3)/(4)] All right, title, interest, claims and demands of the Owner Trustee in, to and under:

            (a)   the Purchase Agreement and the GTA;

            (b)  the  Purchase  Agreement  Assignment,   with  the  Consent  and
Agreement and the Engine Consent and Agreement attached thereto;

            (c)   the Bills of Sale; and

            (d) any and all other contracts, agreements and instruments relating to the Airframe and Engines or any rights or interests therein to which the Owner Trustee is now or may hereafter be a party;

            together with all rights, powers, privileges, licenses, easements, options and other benefits of the Owner Trustee under each contract, agreement and instrument referred to in this clause [(3)/(4)], including

----------
<F1>
Insert bracketed language if the Lease provides for the assignment of a permitted sublease.

      the right to receive and collect all payments to the Owner Trustee thereunder now or hereafter payable to or receivable by the Owner Trustee pursuant thereto and, subject to Section 5.02 hereof, the right to make all waivers and agreements, to give and receive notices and other instruments or communications, or to take any other action under or in respect of any thereof or to take such action upon the occurrence of a default thereunder, including the commencement, conduct and consummation of legal, administrative or other proceedings, as shall be permitted thereby or by Law, and to do any and all other things which the Owner
      Trustee is or may be entitled to do thereunder and any right to restitution from the Lessee, the Owner Participant or any other Person in respect of any determination of invalidity of any thereof;

            [(4)/(5)] All rents, issues, profits, revenues and other income of the property subjected or required to be subjected to the Lien of this Trust Indenture, including all payments or proceeds payable to the Owner Trustee after termination of the Lease with respect to the Aircraft as the result of the sale, lease or other disposition thereof, and all estate, right, title and interest of every nature whatsoever of the Owner Trustee in and to the same;

            [(5)/(6)] Without limiting the generality of the foregoing, all insurance and requisition proceeds with respect to the Aircraft or any part thereof, including the insurance required under Section 11 of the Lease;

            [(6)/(7)] Without limiting the generality of the foregoing, all rights of the Owner Trustee to amounts paid or payable by Lessee to the Owner Trustee under the Participation Agreement and all rights of the Owner Trustee to enforce payments of any such amounts thereunder;

            [(7)/(8)] Without limiting the generality of the foregoing, all monies and securities from time to time deposited or required to be deposited with the Mortgagee pursuant to any terms of this Trust Indenture or the Lease or required hereby or by the Lease to be held by the Mortgagee hereunder as security for the obligations of the Lessee under the Lease or of the Owner Trustee hereunder; and

            [(8)/(9)] All proceeds of the foregoing; excluding, however, in all events from each of foregoing clauses (1) through [(8)/(9)] inclusive all Excluded Payments and the right to specifically enforce the same or to sue for damages for the breach thereof as provided in Section 5.02 hereof.

            Concurrently with the delivery of this Trust Indenture, the Owner Trustee will deliver to the Mortgagee the original executed counterpart of the Lease and the Lease Supplement No. 1 (to each of which a chattel paper receipt is attached), and executed copies of the Participation Agreement, the Purchase Agreement and the GTA (to the extent assigned by the Purchase Agreement Assignment), the Purchase Agreement Assignment, with the Consent and Agreement and the Engine Consent and Agreement attached thereto.

            TO HAVE AND TO HOLD all and singular the aforesaid property unto the Mortgagee, and its successors and assigns, in trust for the equal and proportionate benefit and security of the Loan Participants, the Note Holders and the other holders of Secured Obligations, except as provided in Section 2.14 and Article III hereof without any preference, distinction or priority of any one Equipment Note over any other by reason of priority of time of issue, sale, negotiation, date of maturity thereof or otherwise for any reason whatsoever, and for the uses and purposes and in all cases and as to all property specified in clauses (1) through [(8)/(9)] inclusive above, subject to the terms and provisions set forth in this Trust Indenture.

            It is expressly agreed that anything herein contained to the contrary notwithstanding, the Owner Trustee shall remain liable under the Indenture Agreements, to perform all of the obligations assumed by it thereunder, except to the extent prohibited or excluded from doing so pursuant to the terms and provisions thereof, and the Mortgagee, the Loan Participants, the Note Holders and the other holders of Secured Obligations shall have no obligation or liability under the Indenture Agreements, by reason of or arising out of the assignment hereunder, nor shall the Mortgagee, the Loan Participants, the Note Holders or the other holders of Secured Obligations be required or obligated in any manner to perform or fulfill any obligations of the Owner Trustee under or pursuant to the Indenture Agreements, or, except as herein expressly provided, to make any payment, or to make any inquiry as to the nature or sufficiency of any payment received by it, or present or file any claim, or take any action to collect or enforce the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

            The Owner Trustee does hereby constitute the Mortgagee the true and lawful attorney of the Owner Trustee, irrevocably, granted for good and valuable consideration and coupled with an interest and with full power of substitution, and with full power (in the name of the Owner Trustee or otherwise) to ask for, require, demand, receive, compound and give acquittance for any and all monies and claims for monies (in each case including insurance and requisition proceeds but in all cases excluding Excluded Payments) due and to become due under or arising out of the Indenture Agreements, and all other property which now or hereafter constitutes part of the Trust Indenture Estate, to endorse any checks or other instruments or orders in connection therewith and to file any claims or to take any action or to institute any proceedings which the Mortgagee may deem to be necessary or advisable in the premises. Without limiting the generality of the foregoing, but subject to the rights of the Owner Trustee and the Owner Participant under Sections 2.13, 4.03 and 4.04(a) hereof, during the continuance of any Event of Default under this Trust Indenture, the Mortgagee shall have the right under such power of attorney to accept any offer in connection with the exercise of remedies as set forth herein of any purchaser to purchase the Airframe and Engines and upon such purchase to execute and deliver in the name of and on behalf of the Owner Trustee an appropriate bill of sale and other instruments of transfer relating to the Airframe and Engines, when purchased by such purchaser, and to perform all other necessary or appropriate acts with respect to any such purchase, and in its discretion to file any claim or take any other action or proceedings, either in its own name or in the name of the Owner Trustee or otherwise, which the Mortgagee may deem necessary or appropriate to protect and preserve the right, title and interest of the Mortgagee in and to such Rents and other sums and the security intended to be afforded hereby; PROVIDED, HOWEVER, that no action of the Mortgagee pursuant to this paragraph shall increase the obligations or liabilities of the Owner Trustee to any Person beyond those obligations and liabilities specifically set forth in this Trust Indenture and in the other Operative Agreements. Under the Lease, Lessee is directed, so long as this Trust Indenture shall not have been fully discharged, to make all payments of Rent (other than Excluded Payments) and all other amounts which are required to be paid to or deposited with the Owner Trustee pursuant to the Lease (other than Excluded Payments) directly to, or as directed by, the Mortgagee at such address or addresses as the Mortgagee shall specify, for application as provided in this Trust Indenture. The Owner Trustee agrees that promptly upon receipt thereof, it will transfer to the Mortgagee any and all monies from time to time received by it constituting part of the Trust Indenture Estate, for distribution by the Mortgagee pursuant to this Trust Indenture, except that the Owner Trustee shall accept for distribution pursuant to the Trust Agreement any amounts distributed to it by the Mortgagee under this Trust Indenture.

            The Owner Trustee agrees that at any time and from time to time, upon the written request of the Mortgagee, the Owner Trustee will promptly and duly execute and deliver or cause to be duly executed and delivered any and all such further instruments and documents as the Mortgagee may reasonably deem necessary or desirable to perfect, preserve or protect the mortgage, security interests and assignments created or intended to be created hereby or to obtain for the Mortgagee the full benefits of the assignment hereunder and of the rights and powers herein granted.

            The Owner Trustee does hereby warrant and represent that it has not assigned or pledged, and hereby covenants and agrees that it will not assign or pledge, so long as the assignment hereunder shall remain in effect, and the Lien hereof shall not have been released pursuant to Section 10.01 hereof, any of its right, title or interest hereby assigned, to anyone other than the Mortgagee, and that it will not, except as otherwise provided in this Trust Indenture and except with respect to Excluded Payments to which it is entitled, (i) accept any payment from Lessee [or any Permitted Sublessee]<F2> under any Indenture Agreement, (ii) enter into any agreement amending or supplementing any Indenture Agreement, (iii) execute any waiver or modification of, or consent under, the terms of, or exercise any rights, powers or privileges under, any Indenture Agreement, (iv) settle or compromise any claim arising under any Indenture Agreement or (v) submit or consent to the submission of any dispute, difference or other matter arising under or in respect of any Indenture Agreement to arbitration thereunder.

            The Owner Trustee does hereby agree that it will not without the written consent of the Mortgagee:

            (a) receive or collect or agree to the receipt or collection of any payment (other than Excluded Payments) of Rent, including Basic Rent, Stipulated

----------
<F2>
Insert bracketed language if the Lease provides for the assignment of a permitted sublease.

Loss  Value,  Termination  Value or any other  payment  to be made  pursuant  to
Section 9 or 10 of the Lease prior to the date for the payment thereof provided for by the Lease or assign, transfer or hypothecate (other than to the Mortgagee hereunder) any payment of Rent (other than Excluded Payments), including Basic Rent, Stipulated Loss Value, Termination Value or any other payment to be made pursuant to Section 9 or 10 of the Lease, then due or to accrue in the future under the Lease in respect of the Airframe and Engines; or

            (b) except as contemplated by the Trust Agreement in connection with the appointment of a successor owner trustee, sell, mortgage, transfer, assign or hypothecate (other than to the Mortgagee hereunder) its interest in the Airframe and Engines or any part thereof or in any amount to be received by it from the use or disposition of the Airframe and Engines, other than amounts distributed to it pursuant to Article III hereof.

            It is hereby further agreed that any and all property described or referred to in the granting clauses hereof which is hereafter acquired by the Owner Trustee shall IPSO FACTO, and without any other conveyance, assignment or act on the part of the Owner Trustee or the Mortgagee, become and be subject to the Lien herein granted as fully and completely as though specifically described herein, but nothing contained in this paragraph shall be deemed to modify or change the obligations of the Owner Trustee contained in the foregoing paragraphs.

            The Owner Trustee does hereby ratify and confirm the Lease and does hereby agree that it will not violate any covenant or agreement made by it therein, herein or in any other Owner Trustee Agreement.

            Notwithstanding   the  Granting  Clause  or  any  of  the  preceding
paragraphs, there is hereby excluded from the foregoing sale, transfer, assignment, grant, pledge and security interest all Excluded Payments. Further, nothing in the Granting Clause or the preceding paragraphs shall impair any of the rights of the Owner Trustee or the Owner Participant under Section 2.13, 4.03, 4.04, 4.08, 5.02 or 5.03 hereof.

            IT IS HEREBY COVENANTED AND AGREED by and between the parties hereto as follows:

                                    ARTICLE I

                                   DEFINITIONS


            Capitalized terms used but not defined herein shall have the respective meanings set forth or incorporated by reference, and shall be construed in the manner described, in Annex A to the Lease.

                                   ARTICLE II

                               THE EQUIPMENT NOTES


      SECTION 2.01.     FORM OF EQUIPMENT NOTES.

            The Equipment Notes shall be substantially in the form set forth below:

            THIS EQUIPMENT NOTE HAS NOT BEEN REGISTERED PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR PURSUANT TO THE SECURITIES LAWS OF ANY STATE. ACCORDINGLY, THIS EQUIPMENT NOTE MAY NOT BE SOLD UNLESS EITHER REGISTERED UNDER THE ACT AND SUCH APPLICABLE STATE LAWS OR AN EXEMPTION FROM SUCH REGISTRATIONS IS AVAILABLE.

            FIRST SECURITY BANK, NATIONAL ASSOCIATION, AS OWNER TRUSTEE UNDER TRUST AGREEMENT [___] DATED AS OF [_______________, 199_]. SERIES [_____]
LIMITED RECOURSE EQUIPMENT NOTE DUE [____] ISSUED IN CONNECTION WITH THE BOEING MODEL [_______] AIRCRAFT BEARING UNITED STATES REGISTRATION NUMBER N[_____].

No. ____                                              Date: [ __________, 199__]

                            $__________________

       INTEREST RATE                                         MATURITY DATE

      [_____________]                                        [____________]

            FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as Owner Trustee (herein in such capacity called the "Owner Trustee") under that certain Trust Agreement [___], dated as of [____________, 199_], between the Owner Participant named therein and First Security Bank, National Association (herein as such Trust Agreement may be supplemented or amended from time to time called the "Trust Agreement"), hereby promises to pay to __________________, or the registered assignee thereof, the principal sum of $____________ (the "Original Amount"), together with interest on the amount of the Original Amount remaining unpaid from time to time (calculated on the basis of a year of 360 days comprised of twelve 30-day months) from the date hereof until paid in full at a rate per annum equal to the Debt Rate. The Original Amount of this Equipment Note shall be [payable in installments on the dates set forth in Schedule I hereto equal to the corresponding percentage of the Original Amount of this Equipment Note set forth in Schedule I hereto.]<F3> [paid in full

----------
<F3>
Not included in Series A-2 or Series C-2 Equipment Notes.

on ______________.]<F4> Accrued but unpaid interest shall be due and payable in semiannual installments commencing on [_____________, 199_], and thereafter on [_______] and [_______] of each year, to and including [_______________].
Notwithstanding the foregoing, the final payment made on this Equipment Note shall be in an amount sufficient to discharge in full the unpaid Original Amount and all accrued and unpaid interest on, and any other amounts due under, this Equipment Note. Notwithstanding anything to the contrary contained herein, if any date on which a payment under this Equipment Note becomes due and payable is not a Business Day, then such payment shall not be made on such scheduled date but shall be made on the next succeeding Business Day and if such payment is made on such next succeeding Business Day, no interest shall accrue on the amount of such payment during such extension.

            For purposes hereof, the term "Trust Indenture" means the Trust Indenture and Mortgage [___], dated as of [_____________, 199_], between the Owner Trustee and Wilmington Trust Company (the "Mortgagee"), as the same may be amended or supplemented from time to time. All other capitalized terms used in this Equipment Note and not defined herein shall have the respective meanings assigned in the Trust Indenture.

            This Equipment Note shall bear interest, payable on demand, at the Payment Due Rate (calculated on the basis of a year of 360 days comprised of twelve 30-day months) on any overdue Original Amount, any overdue Make-Whole Amount, if any, and (to the extent permitted by applicable Law) any overdue interest and any other amounts payable hereunder which are overdue, in each case for the period the same is overdue. Amounts shall be overdue if not paid when due (whether at stated maturity, by acceleration or otherwise).

            All payments of Original Amount, interest, Make-Whole Amount, if any, and other amounts, if any, to be made by the Owner Trustee hereunder and under the Trust Indenture or the Participation Agreement shall be payable only from the income and proceeds from the Trust Estate to the extent included in the Trust Indenture Estate and only to the extent that the Owner Trustee shall have sufficient income or proceeds from the Trust Estate to the extent included in the Trust Indenture Estate to enable the Mortgagee to make such payments in accordance with the terms of Section 2.03 and Article III of the Trust
Indenture, and each holder hereof, by its acceptance of this Equipment Note, agrees that it will look solely to the income and proceeds from the Trust Indenture Estate to the extent available for distribution to the holder hereof as above provided and that none of the Owner Participant, the Owner Trustee and the Mortgagee is personally liable or liable in any manner extending to any assets other than the Trust Indenture Estate to the holder hereof for any amounts payable or any liability under this Equipment Note or, except as provided in the Trust Indenture or in the Participation Agreement, for any liability under the Trust Indenture or the Participation Agreement; PROVIDED, HOWEVER, that nothing herein contained shall limit, restrict or impair the right of the Mortgagee, subject always to the terms and provisions of the Trust Indenture, to accelerate the maturity of this Equipment Note upon occurrence of

----------
<F4>
To be inserted in the case of a Series A-2 and Series C-2 Equipment Note.

an Event of Default under the Trust Indenture in accordance with Section 4.04(b) of the Trust Indenture, to bring suit and obtain a judgment against the Owner Trustee on this Equipment Note for purposes of realizing upon the Trust Indenture Estate and to exercise all rights and remedies provided under the Trust Indenture or otherwise realize upon the Trust Indenture Estate as provided under the Trust Indenture.

            There shall be maintained an Equipment Note Register for the purpose of registering transfers and exchanges of Equipment Notes at the Corporate Trust Office of the Mortgagee or at the office of any successor in the manner provided in Section 2.07 of the Trust Indenture.

            The Original Amount and interest and other amounts due hereunder shall be payable in Dollars in immediately available funds at the Corporate Trust Office of the Mortgagee, or as otherwise provided in the Trust Indenture. Each such payment shall be made on the date such payment is due and without any presentment or surrender of this Equipment Note, except that in the case of any final payment with respect to this Equipment Note, the Equipment Note shall be surrendered promptly thereafter to the Mortgagee for cancellation.

            The holder hereof, by its acceptance of this Equipment Note, agrees that, except as provided in the Trust Indenture, each payment of the Original Amount, Make-Whole Amount, if any, and interest received by it hereunder shall be applied, FIRST, to the payment of accrued interest on this Equipment Note (as well as any interest on any overdue Original Amount, any overdue Make-Whole Amount, if any, or, to the extent permitted by Law, any overdue interest and other amounts hereunder) to the date of such payment, SECOND, to the payment of the Original Amount of this Equipment Note then due, THIRD, to the payment of Make-Whole Amount, if any, and any other amount due hereunder or under the Trust Indenture, and FOURTH, the balance, if any, remaining thereafter, to the payment of installments of the Original Amount of this Equipment Note remaining unpaid in the inverse order of their maturity.

            This Equipment Note is one of the Equipment Notes referred to in the Trust Indenture which have been or are to be issued by the Owner Trustee pursuant to the terms of the Trust Indenture. The Trust Indenture Estate is held by the Mortgagee as security, in part, for the Equipment Notes. The provisions of this Equipment Note are subject to the Trust Indenture. Reference is hereby made to the Trust Indenture for a complete statement of the rights and obligations of the holder of, and the nature and extent of the security for, this Equipment Note and the rights and obligations of the holders of, and the nature and extent of the security for, any other Equipment Notes executed and delivered under the Trust Indenture, as well as for a statement of the terms and conditions of the Trust created by the Trust Indenture, to all of which terms and conditions in the Trust Indenture each holder hereof agrees by its acceptance of this Equipment Note.

            As  provided  in  the  Trust   Indenture   and  subject  to  certain
limitations therein set forth, this Equipment Note is exchangeable for a like aggregate Original Amount of Equipment Notes of different authorized denominations, as requested by the holder surrendering the same.

            Prior to due presentment for registration of transfer of this Equipment Note, the Owner Trustee and the Mortgagee shall treat the person in whose name this Equipment Note is registered as the owner hereof for all purposes, whether or not this Equipment Note be overdue, and neither the Owner Trustee nor the Mortgagee shall be affected by notice to the contrary.

            This Equipment Note is subject to redemption as provided in Sections 2.10, 2.11 and 2.12 of the Trust Indenture but not otherwise. This Equipment
Note is also subject to exchange and to purchase by the Owner Participant or the Owner Trustee as provided in Section 2.13 of the Trust Indenture but not otherwise. In addition, this Equipment Note may be accelerated as provided in
Section 4.04 of the Trust Indenture.

            [The indebtedness evidenced by this Equipment Note is, to the extent and in the manner provided in the Trust Indenture, subordinate and subject in right of payment to the prior payment in full of the Secured Obligations (as defined in the Trust Indenture) in respect of [Series A-1 and Series A-2 Equipment Notes]<F5> [Series A-1, Series A-2 and Series B Equipment Notes]<F6> [Series A-1, Series A-2, Series B, Series C-1 and Series C-2 Equipment Notes],<F7> and this Equipment Note is issued subject to such provisions. The Note Holder of this Equipment Note, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Mortgagee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in the Trust Indenture and (c) appoints the Mortgagee his attorney-in-fact for such purpose.]<F8>

            Unless the certificate of authentication hereon has been executed by or on behalf of the Mortgagee by manual signature, this Equipment Note shall not be entitled to any benefit under the Trust Indenture or be valid or obligatory for any purpose.

            THIS EQUIPMENT NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

                                      * * *

----------
<F5>
To be inserted in the case of a Series B Equipment Note.

<F6>
To be inserted in the case of a Series C-1 and Series C-2 Equipment Note.

<F7>
To be inserted in the case of a Series D Equipment Note.

<F8>
To be inserted for each Equipment Note other than any Series A-1 or Series A-2 Equipment Note.

            IN WITNESS WHEREOF, the Owner Trustee has caused this Equipment Note to be executed in its corporate name by its officer thereunto duly authorized on the date hereof.


                                          FIRST SECURITY BANK, NATIONAL
                                          ASSOCIATION,
                                              not in its individual capacity but
                                              solely as Owner Trustee



                                          By:___________________________________
                                             Name:
                                             Title:

                  MORTGAGEE'S CERTIFICATE OF AUTHENTICATION


            This   is  one  of  the   Equipment   Notes   referred   to  in  the
within-mentioned Trust Indenture.

                                          WILMINGTON TRUST COMPANY, as Mortgagee



                                          By____________________________________
                                            Name:
                                            Title:



                                 SCHEDULE I<F9>


                           EQUIPMENT NOTE AMORTIZATION


                                                      Percentage of
                                                     Original Amount
            Payment Date                               to be Paid
----------------------------------      ----------------------------------------


                       [SEE SCHEDULE I TO TRUST INDENTURE


                        WHICH IS INSERTED UPON ISSUANCE]


                                      * * *

      SECTION 2.02.     ISSUANCE AND TERMS OF EQUIPMENT NOTES.

            The Equipment Notes shall be dated the date of issuance thereof, shall be issued in up to six separate series consisting of Series A-1, Series A-2, Series B, Series C-1, Series C-2 and Series D and in the maturities and

----------
<F9>
Not included in Series A-2 or Series C-2 Equipment Notes.

principal amounts and shall bear interest as specified in Schedule I hereto. On the date of the consummation of the Transaction, each Equipment Note shall be issued to the Subordination Agent on behalf of the Applicable Pass Through Trustees under the Applicable Pass Through Trust Agreements. The Equipment Notes shall be issued in registered form only. The Equipment Notes shall be issued in denominations of $1,000 and integral multiples thereof, except that one Equipment Note of each Series may be in an amount that is not an integral multiple of $1,000.

            Each Equipment Note shall bear interest at the Debt Rate (calculated on the basis of a year of 360 days comprised of twelve 30-day months) on the unpaid Original Amount thereof from time to time outstanding, payable in arrears on [_____________, 199_], and on each [_______] and [_______] thereafter until maturity. The Original Amount of each Equipment Note (i) in the case of Equipment Notes other than Series A-2 and Series C-2 Equipment Notes, shall be payable on the dates and in the installments equal to the corresponding percentage of the Original Amount as set forth in Schedule I hereto which shall be attached as Schedule I to such Equipment Notes, (ii) in the case of Series A-2 Equipment Notes, shall be payable in full on [______________] and (iii) in the case of Series C-2 Equipment Notes, shall be payable in full on [______________]. Notwithstanding the foregoing, the final payment made under each Equipment Note shall be in an amount sufficient to discharge in full the unpaid Original Amount and all accrued and unpaid interest on, and any other amounts due under, such Equipment Note. Each Equipment Note shall bear interest at the Payment Due Rate (calculated on the basis of a year of 360 days comprised of twelve 30-day months) on any part of the Original Amount, Make-Whole Amount, if any, and, to the extent permitted by applicable Law, interest and any other amounts payable thereunder not paid when due for any period during which the same shall be overdue, in each case for the period the same is overdue. Amounts shall be overdue if not paid when due (whether at stated maturity, by acceleration or otherwise). Notwithstanding anything to the contrary contained herein, if any date on which a payment under any Equipment Note becomes due and payable is not a Business Day then such payment shall not be made on such scheduled date but shall be made on the next succeeding Business Day and if such payment is made on such next succeeding Business Day, no interest shall accrue on the amount of such payment during such extension.

            The Owner Trustee agrees to pay to the Mortgagee for distribution in accordance with Section 3.04 hereof: (i) any and all indemnity amounts which are payable by the Lessee to (x) WTC and the Mortgagee, (y) each separate or additional Trustee appointed pursuant to the Trust Indenture and (z) the Pass Through Indemnitees pursuant to Section 9 of the Participation Agreement; (ii) to the extent not payable (whether or not in fact paid) under Section 6(a) of the Note Purchase Agreement (as originally in effect or amended with the consent of the Owner Participant), an amount equal to the fees payable to the Liquidity Provider under Section 2.03 of each Liquidity Facility and the related Fee Letter (as defined in the Intercreditor Agreement) multiplied by a fraction the numerator of which shall be the then outstanding aggregate principal amount of the Series A-1 Equipment Notes, Series A-2 Equipment Notes, Series B Equipment Notes, Series C-1 Equipment Notes and Series C-2 Equipment Notes and the denominator of which shall be the then outstanding aggregate principal amount of all "Series A-1 Equipment Notes", "Series A-2 Equipment Notes", "Series B Equipment Notes", "Series C-1 Equipment Notes" and "Series C-2 Equipment Notes" (each as defined in the Note Purchase Agreement); (iii) (x) the amount equal to interest on any Downgrade Advance (other than any Applied Downgrade Advance) payable under Section 3.07 of each Liquidity Facility minus Investment Earnings from such Downgrade Advance multiplied by (y) the fraction specified in the foregoing clause (ii); (iv) (x) the amount equal to interest on any
Non-Extension Advance (other than any Applied Non-Extension Advance) payable under Section 3.07 of each Liquidity Facility minus Investment Earnings from such Non-Extension Advance multiplied by (y) the fraction specified in the foregoing clause (ii); (v) any amounts owed to the Liquidity Providers by the Subordination Agent as borrower under the second sentence of Section 7.05 of each Liquidity Facility (other than as a result of any "prohibited transaction" within the meaning of Section 406 of the Employee Retirement Income Security Act of 1974, as amended, or Section 4975(c)(1) of the Internal Revenue Code of 1986, as amended) multiplied by the fraction specified in the foregoing clause (ii); and (vi) if any payment default shall have occurred and be continuing with respect to interest on any Series A-1 Equipment Notes, Series A-2 Equipment Notes, Series B Equipment Notes, Series C-1 Equipment Notes or Series C-2 Equipment Notes, (x) the excess, if any, of (1) the amount equal to interest on any Unpaid Advance, Applied Downgrade Advance or Applied Non-Extension Advance payable under Section 3.07 of each Liquidity Facility OVER (2) the sum of Investment Earnings from any Final Advance plus any amount of interest at the Payment Due Rate actually payable (whether or not in fact paid) by the Owner Trustee on the overdue scheduled interest on the Equipment Notes in respect of which such Unpaid Advance, Applied Downgrade Advance or Applied Non-Extension Advance was made, multiplied by (y) a fraction the numerator of which shall be the then aggregate overdue amounts of interest on the Series A-1 Equipment Notes, Series A-2 Equipment Notes, Series B Equipment Notes, Series C-1 Equipment Notes and Series C-2 Equipment Notes (other than interest becoming due and payable solely as a result of acceleration of any such Equipment Notes) and the denominator of which shall be the then aggregate overdue amounts of interest on all "Series A-1 Equipment Notes", "Series A-2 Equipment Notes", "Series B Equipment Notes", Series C-1 Equipment Notes and "Series C-2 Equipment Notes" (each as defined in the Note Purchase Agreement) (other than interest becoming due and payable solely as a result of acceleration of any such "Equipment Notes"). For purposes of this paragraph, the terms "Applied Downgrade Advance", "Applied Non-Extension Advance", "Cash Collateral Account", "Downgrade Advance", "Final Advance", "Investment Earnings", "Non-Extension Advance" and "Unpaid Advance" shall have the meanings specified in each Liquidity Facility or the Intercreditor Agreement referred to therein.

            The Equipment Notes shall be executed on behalf of the Owner Trustee by its President or one of its Vice Presidents, Assistant Vice Presidents or Assistant Secretaries or other authorized officer. Equipment Notes bearing the signatures of individuals who were at any time the proper officers of the Owner Trustee shall bind the Owner Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Equipment Notes or did not hold such offices at the respective dates of such Equipment Notes. The Owner Trustee may from time to time execute and deliver Equipment Notes with respect to the Aircraft to the Mortgagee for authentication upon original issue and such Equipment Notes shall thereupon be authenticated and delivered by the Mortgagee upon the written request of the Owner Trustee signed by a Vice President or Assistant Vice President or other authorized officer of the Owner Trustee; PROVIDED, HOWEVER, that each such request shall specify the aggregate Original Amount of all Equipment Notes to be authenticated hereunder on original issue with respect to the Aircraft. No Equipment Note shall be secured by or entitled to any benefit under this Trust Indenture or be valid or obligatory for any purposes, unless there appears on such Equipment Note a certificate of authentication in the form provided for herein executed by the Mortgagee by the manual signature of one of its authorized officers and such certificate upon any Equipment Notes be conclusive evidence, and the only evidence, that such Equipment Note has been duly authenticated and delivered hereunder.

            The  aggregate   Original  Amount  of  the  Equipment  Notes  issued
hereunder shall not exceed [__]% of Lessor's Cost.

      SECTION 2.03.     PAYMENTS FROM TRUST INDENTURE ESTATE ONLY.

            (a) Without impairing any of the other rights, powers, remedies, privileges, liens or security interests of the Note Holders under this Trust Indenture, each Note Holder, by its acceptance of an Equipment Note, agrees that as between it and the Owner Trustee, except as expressly provided in this Trust Indenture, the Participation Agreement or any other Operative Agreement, (i) the obligation to make all payments of the Original Amount of, interest on,
Make-Whole Amount, if any, and all other amounts due with respect to the Equipment Notes, and the performance by the Owner Trustee of every obligation or covenant contained in this Trust Indenture and in the Participation Agreement or any of the other Operative Agreements, shall be payable only from the income and proceeds from the Trust Estate to the extent included in the Trust Indenture Estate and only to the extent that the Owner Trustee shall have sufficient income or proceeds from the Trust Estate to the extent included in the Trust Indenture Estate to enable the Mortgagee to make such payments in accordance with the terms of Article III hereof, and all of the statements, representations, covenants and agreements made by the Owner Trustee (when made in such capacity) contained in this Trust Indenture and any agreement referred to herein other than the Trust Agreement, unless expressly otherwise stated, are made and intended only for the purpose of binding the Trust Estate and establishing the existence of rights and remedies which can be exercised and enforced against the Trust Estate; therefore, anything contained in this Trust Indenture or such other agreements to the contrary notwithstanding (except for any express provisions or representations that the Owner Trustee is responsible for, or is making, in its individual capacity, for which there would be personal liability of the Owner Trustee), no recourse shall be had with respect to this Trust Indenture or such other agreements against the Owner Trustee in its individual capacity or against any institution or person which becomes a successor trustee or co-trustee or any officer, director, trustee, servant or direct or indirect parent or controlling Person or Persons of any of them, and
(ii) none of the Owner Trustee, in its individual capacity, the Owner Participant, the Mortgagee and any officer, director, trustee, servant, employee, agent or direct or indirect parent or controlling Person or Persons of any of them shall have any personal liability for any amounts payable hereunder, under the Participation Agreement or any of the other Operative Agreements or under the Equipment Notes except as expressly provided herein, in the Lease or in the Participation Agreement; PROVIDED, HOWEVER, that nothing contained in this Section 2.03(a) shall be construed to limit the exercise and enforcement in accordance with the terms of this Trust Indenture or such other agreements of rights and remedies against the Trust Indenture Estate. These provisions are not intended as any release or discharge of the indebtedness represented by the

Equipment Notes and the Trust Indenture, but are intended only as a covenant not to sue the Owner Participant, the Owner Trustee or the Mortgagee in their individual capacities, except as expressly provided herein or in the Participation Agreement, for a deficiency with respect to such indebtedness, the indebtedness represented by this Trust Indenture and the Equipment Notes to remain in full force and effect as fully as though these provisions were not contained in this Trust Indenture. The Owner Trustee hereby acknowledges that the Note Holders have expressly reserved all their rights and remedies against the Trust Indenture Estate, including the right, in the event of a default in the payment of all or part of the Original Amount of, interest on, Make-Whole Amount, if any, or any other amount due with respect to any Equipment Note within the periods provided for in Section 4.02(b) hereof, or upon the occurrence and continuation of any other Event of Default under this Trust
Indenture, to foreclose upon this Trust Indenture, and/or to receive the proceeds from the Trust Indenture Estate and otherwise to enforce any other right under this Trust Indenture. Nothing in this Section 2.03(a) shall (x) release the Owner Participant from personal liability, or constitute a covenant not to sue the Owner Participant, for any breach by it of any of its covenants, representations or warranties contained in the Participation Agreement or for any of the payments it has agreed to make pursuant to the Participation Agreement or (y) release the Owner Trustee or constitute a covenant not to sue the Owner Trustee for any breach by it of any representations, warranties or covenants of the Owner Trustee contained in the Operative Agreements or (z) release the Owner Trustee in its individual capacity from personal liability, or constitute a covenant not to sue the Owner Trustee in its individual capacity for any breach by it of any representations, warranties or covenants of the Owner Trustee made in its individual capacity in the Operative Agreements.

            (b) If (i) all or any part of the Trust Estate becomes the property of, or the Owner Trustee or Owner Participant becomes, a debtor subject to the reorganization provisions of the Bankruptcy Code, (ii) pursuant to such reorganization provisions, including Section 1111(b) of the Bankruptcy Code, the Owner Trustee (in its individual capacity) or the Owner Participant is required, by reason of the Owner Trustee (in its individual capacity) or the Owner Participant being held to have recourse liability to any Note Holder or the Mortgagee, directly or indirectly (other than the recourse liability of the Owner Trustee (in its individual capacity) or the Owner Participant under the Participation Agreement, the Lease or this Trust Indenture or by separate agreement), to make payment on account of any amount payable as principal, Make-Whole Amount, if any, interest or other amounts on the Equipment Notes and
(iii) any Note Holder or the Mortgagee actually receives any Excess Amount (as hereinafter defined) which reflects any payment by the Owner Trustee (in its individual capacity) or the Owner Participant on account of clause (ii) above, then such Note Holder or the Mortgagee, as the case may be, shall promptly refund to the Owner Trustee (in its individual capacity) or the Owner Participant (whichever shall have made such payment) such Excess Amount.

            For purposes of this Section 2.03(b), "Excess Amount" means the amount by which such payment exceeds the amount that would have been received by a Note Holder or the Trustee if the Owner Trustee (in its individual capacity) or the Owner Participant had not become subject to the recourse liability referred to in clause (ii) above. Nothing contained in this Section 2.03(b) shall prevent a Note Holder or the Mortgagee from enforcing any personal recourse obligation (and retaining the proceeds thereof) of the Owner Trustee (in its individual capacity) or the Owner Participant under the Participation Agreement, the Lease or this Trust Indenture (and any exhibits or annexes hereto or thereto) or from retaining any amount paid by Owner Participant under Section
2.13 or 4.03 hereof.

      SECTION 2.04.     METHOD OF PAYMENT.

            (a) The Original Amount of, interest on, Make-Whole Amount, if any, and other amounts due under each Equipment Note or hereunder will be payable in Dollars by wire transfer of immediately available funds not later than 12:30 p.m., New York City time, on the due date of payment to the Mortgagee at the Corporate Trust Office for distribution among the Note Holders in the manner provided herein. The Owner Trustee shall not have any responsibility for the distribution of such payment to any Note Holder. Notwithstanding the foregoing or any provision in any Equipment Note to the contrary, the Mortgagee will use reasonable efforts to pay or cause to be paid, if so directed in writing by any Note Holder (with a copy to the Owner Trustee), all amounts paid by the Owner Trustee hereunder and under such holder's Equipment Note or Equipment Notes to such holder or a nominee therefor (including all amounts distributed pursuant to Article III of this Trust Indenture) by transferring, or causing to be transferred, by wire transfer of immediately available funds in Dollars, prior to 2:00 p.m., New York City time, on the due date of payment, to an account maintained by such holder with a bank located in the continental United States the amount to be distributed to such holder, for credit to the account of such holder maintained at such bank. If the Mortgagee shall fail to make any such payment as provided in the immediately foregoing sentence after its receipt of funds at the place and prior to the time specified above, the Mortgagee, in its individual capacity and not as trustee, agrees to compensate such holders for loss of use of funds at the Debt Rate until such payment is made and the Mortgagee shall be entitled to any interest earned on such funds until such payment is made. Any payment made hereunder shall be made without any presentment or surrender of any Equipment Note, except that, in the case of the final payment in respect of any Equipment Note, such Equipment Note shall be surrendered to the Mortgagee for cancellation promptly after such payment. Notwithstanding any other provision of this Trust Indenture to the contrary, the Mortgagee shall not be required to make, or cause to be made, wire transfers as aforesaid prior to the first Business Day on which it is practicable for the Mortgagee to do so in view of the time of day when the funds to be so transferred were received by it if such funds were received after 12:30 p.m., New York City time, at the place of payment. Prior to the due presentment for registration of transfer of any Equipment Note, the Owner Trustee and the Mortgagee shall deem and treat the Person in whose name any Equipment Note is registered on the Equipment Note Register as the absolute owner and holder of such Equipment Note for the purpose of receiving payment of all amounts payable with respect to such Equipment Note and for all other purposes, and none of the Owner Trustee or the Mortgagee shall be affected by any notice to the contrary. So long as any signatory to the Participation Agreement or nominee thereof shall be a registered Note Holder, all payments to it shall be made to the account of such Note Holder specified in Schedule I thereto and otherwise in the manner provided in or pursuant to the Participation Agreement unless it shall have specified some other account or manner of payment by notice to the Mortgagee consistent with this Section 2.04.

            (b) The Mortgagee, as agent for the Owner Trustee, shall exclude and withhold at the appropriate rate from each payment of Original Amount of, interest on, Make-Whole Amount, if any, and other amounts due hereunder or under each Equipment Note (and such exclusion and withholding shall constitute payment in respect of such Equipment Note) any and all United States withholding taxes applicable thereto as required by Law. The Mortgagee agrees to act as such withholding agent and, in connection therewith, whenever any present or future United States taxes or similar charges are required to be withheld with respect to any amounts payable hereunder or in respect of the Equipment Notes, to withhold such amounts and timely pay the same to the appropriate authority in the name of and on behalf of the Note Holders, that it will file any necessary United States withholding tax returns or statements when due, and that as promptly as possible after the payment thereof it will deliver to each Note Holder (with a copy to the Owner Trustee and the Lessee) appropriate receipts showing the payment thereof, together with such additional documentary evidence as any such Note Holder may reasonably request from time to time.

            If a Note Holder which is a Non-U.S. Person has furnished to the Mortgagee a properly completed, accurate and currently effective U.S. Internal Revenue Service Form 1001 or W-8 (or such successor form or forms as may be required by the United States Treasury Department) during the calendar year in which the payment hereunder or under the Equipment Note(s) held by such holder is made (but prior to the making of such payment), or in either of the two preceding calendar years, and has not notified the Mortgagee of the withdrawal or inaccuracy of such form prior to the date of such payment (and the Mortgagee has no reason to believe that any information set forth in such form is inaccurate), the Mortgagee shall withhold only the amount, if any, required by Law (after taking into account any applicable exemptions properly claimed by the Note Holder) to be withheld from payments hereunder or under the Equipment Notes held by such holder in respect of United States federal income tax. If a Note Holder (x) which is a Non-U.S. Person has furnished to the Mortgagee a properly completed, accurate and currently effective U.S. Internal Revenue Service Form W-8ECI in duplicate (or such successor certificate, form or forms as may be required by the United States Treasury Department as necessary in order to properly avoid withholding of United States federal income tax), for each calendar year in which a payment is made (but prior to the making of any payment for such year), and has not notified the Mortgagee of the withdrawal or inaccuracy of such certificate or form prior to the date of such payment (and the Mortgagee has no reason to believe that any information set forth in such form is inaccurate) or (y) which is a U.S. Person has furnished to the Mortgagee a properly completed, accurate and currently effective U.S. Internal Revenue Service Form W-9, if applicable, prior to a payment hereunder or under the Equipment Notes held by such holder, no amount shall be withheld from payments in respect of United States federal income tax. If any Note Holder has notified the Mortgagee that any of the foregoing forms or certificates is withdrawn or inaccurate, or if such holder has not filed a form claiming an exemption from United States withholding tax or if the Code or the regulations thereunder or the administrative interpretation thereof is at any time after the date hereof amended to require such withholding of United States federal income taxes from payments under the Equipment Notes held by such holder, the Mortgagee agrees to withhold from each payment due to the relevant Note Holder withholding taxes at the appropriate rate under Law and will, on a timely basis as more fully provided above, deposit such amounts with an authorized depository and make such returns, statements, receipts and other documentary evidence in connection therewith as required by Law.

            Neither the Owner Trustee nor the Owner Participant shall have any liability for the failure of the Mortgagee to withhold taxes in the manner provided for herein or for any false, inaccurate or untrue evidence provided by any Note Holder hereunder, and Mortgagee shall pay, indemnify, protect, defend and hold the Owner Participant and the Owner Trustee harmless on an after-tax basis against any Taxes imposed as a result of such failure by the Mortgagee.

      SECTION 2.05.     APPLICATION OF PAYMENTS.

            In the case of each Equipment Note, each payment of Original Amount, Make-Whole Amount, if any, and interest due thereon shall be applied:

            First: to the payment of accrued interest on such Equipment Note (as well as any interest on any overdue Original Amount, any overdue Make-Whole Amount, if any, and to the extent permitted by Law, any overdue interest and any other overdue amounts thereunder) to the date of such payment;

            Second: to the payment of the Original Amount of such Equipment Note (or a portion thereof) then due thereunder;

            Third: to the payment of Make-Whole Amount, if any, and any other amount due hereunder or under such Equipment Note; and

            Fourth: the balance, if any, remaining thereafter, to the payment of the Original Amount of such Equipment Note remaining unpaid (provided that such Equipment Note shall not be subject to redemption except as provided in Sections 2.10, 2.11 and 2.12 hereof).

The amounts paid pursuant to clause "Fourth" above shall be applied to the installments of Original Amount of such Equipment Note in the inverse order of their normal maturity.

      SECTION 2.06.     TERMINATION OF INTEREST IN TRUST INDENTURE ESTATE.

            No Note Holder shall, as such, have any further interest in, or other right with respect to, the Trust Indenture Estate when and if the Original Amount of, Make-Whole Amount, if any, and interest on and other amounts due under all Equipment Notes held by such Note Holder and all other sums then due and payable hereunder (including, without limitation, under the third paragraph of Section 2.02 hereof) and under the other Operative Agreements by the Owner Trustee (collectively, the "Secured Obligations") shall have been paid in full.

      SECTION 2.07.     REGISTRATION TRANSFER AND EXCHANGE OF EQUIPMENT NOTES.

            The Mortgagee shall keep a register (the "Equipment Note Register") in which the Mortgagee shall provide for the registration of Equipment Notes and the registration of transfers of Equipment Notes. No such transfer shall be given effect unless and until registration hereunder shall have occurred. The

Equipment Note Register shall be kept at the Corporate Trust Office of the Mortgagee. The Mortgagee is hereby appointed "Equipment Note Registrar" for the purpose of registering Equipment Notes and transfers of Equipment Notes as herein provided. A holder of any Equipment Note intending to exchange such Equipment Note shall surrender such Equipment Note to the Mortgagee at the Corporate Trust Office, together with a written request from the registered holder thereof for the issuance of a new Equipment Note, specifying, in the case of a surrender for transfer, the name and address of the new holder or holders. Upon surrender for registration of transfer of any Equipment Note, the Owner Trustee shall execute, and the Mortgagee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Equipment Notes of a like aggregate Original Amount and of the same series. At the option of the Note Holder, Equipment Notes may be exchanged for other Equipment Notes of any authorized denominations of a like aggregate Original Amount, upon surrender of the Equipment Notes to be exchanged to the Mortgagee at the Corporate Trust Office. Whenever any Equipment Notes are so surrendered for exchange, the Owner Trustee shall execute, and the Mortgagee shall authenticate and deliver, the Equipment Notes which the Note Holder making the exchange is entitled to receive. All Equipment Notes issued upon any registration of transfer or exchange of Equipment Notes (whether under this Section 2.07 or under Section 2.08 hereof or otherwise under this Trust Indenture) shall be the valid obligations of the Owner Trustee evidencing the same respective obligations, and entitled to the same security and benefits under this Trust Indenture, as the Equipment Notes surrendered upon such registration of transfer or exchange. Every Equipment Note presented or surrendered for registration of transfer shall (if so required by the Mortgagee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Mortgagee duly executed by the Note Holder or such holder's attorney duly authorized in writing, and the Mortgagee shall require evidence satisfactory to it as to the compliance of any such transfer with the Securities Act, and the securities Laws of any applicable state. The Mortgagee shall make a notation on each new Equipment Note of the amount of all payments of Original Amount previously made on the old Equipment Note or Equipment Notes with respect to which such new Equipment Note is issued and the date to which interest on such old Equipment Note or Equipment Notes has been paid. Interest shall be deemed to have been paid on such new Equipment Note to the date on which interest shall have been paid on such old Equipment Note, and all payments of the Original Amount marked on such new Equipment Note, as provided above, shall be deemed to have been made thereon. The Owner Trustee shall not be required to exchange any surrendered Equipment Notes as provided above during the ten-day period preceding the due date of any payment on such Equipment Note. The Owner Trustee shall in all cases deem the Person in whose name any Equipment Note shall have been issued and registered as the absolute owner and holder of such Equipment Note for the purpose of receiving payment of all amounts payable by the Owner Trustee with respect to such Equipment Note and for all purposes until a notice stating otherwise is received from the Mortgagee and such change is reflected on the Equipment Note Register. The Mortgagee will promptly notify the Owner Trustee and the Lessee of each registration of a transfer of an Equipment Note. Any such transferee of an Equipment Note, by its acceptance of an Equipment Note, agrees to the provisions of the Participation Agreement applicable to Note Holders, and shall be deemed to have covenanted to the parties to the Participation Agreement as to the matters covenanted by the original Loan Participant in the Participation Agreement. Subject to compliance by the Note

Holder and its transferee (if any) of the requirements set forth in this Section 2.07, Mortgagee and Owner Trustee shall use all reasonable efforts to issue new Equipment Notes upon transfer or exchange within 10 Business Days of the date an Equipment Note is surrendered for transfer or exchange.

      SECTION 2.08.     MUTILATED, DESTROYED, LOST OR STOLEN EQUIPMENT NOTES.

            If any Equipment Note shall become mutilated, destroyed, lost or stolen, the Owner Trustee shall, upon the written request of the holder of such Equipment Note, execute and the Mortgagee shall authenticate and deliver in replacement thereof a new Equipment Note, payable in the same Original Amount dated the same date and captioned as issued in connection with the Aircraft. If the Equipment Note being replaced has become mutilated, such Equipment Note shall be surrendered to the Mortgagee and a photocopy thereof shall be furnished to the Owner Trustee. If the Equipment Note being replaced has been destroyed, lost or stolen, the holder of such Equipment Note shall furnish to the Owner Trustee and the Mortgagee such security or indemnity as may be required by them to save the Owner Trustee and the Mortgagee harmless and evidence satisfactory to the Owner Trustee and the Mortgagee of the destruction, loss or theft of such Equipment Note and of the ownership thereof. If a "qualified institutional buyer" of the type referred to in paragraph (a)(1)(i)(A), (B), (D) or (E) of Rule 144A under the Securities Act (a "QIB") is the holder of any such destroyed, lost or stolen Equipment Note, then the written indemnity of such QIB, signed by an authorized officer thereof, in favor of, delivered to and in form reasonably satisfactory to Lessee, Owner Trustee and Mortgagee shall be accepted as satisfactory indemnity and security and no further indemnity or security shall be required as a condition to the execution and delivery of such new Equipment Note. Subject to compliance by the Note Holder with the requirements set forth in this Section 2.08, Mortgagee and Owner Trustee shall use all reasonable efforts to issue new Equipment Notes within 10 Business Days of the date of the written request therefor from the Note Holder.

      SECTION 2.09.     PAYMENT OF EXPENSES ON TRANSFER; CANCELLATION.

            (a) No service charge shall be made to a Note Holder for any registration of transfer or exchange of Equipment Notes, but the Mortgagee, as Equipment Note Registrar, may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Equipment Notes.

            (b) The Mortgagee shall cancel all Equipment Notes surrendered for replacement, redemption, transfer, exchange, payment or cancellation and shall destroy the canceled Equipment Notes.

      SECTION 2.10.     MANDATORY REDEMPTIONS OF EQUIPMENT NOTES.

            (a) On the date on which  Lessee is  required  pursuant  to  Section
10.1.2 of the Lease to make payment for an Event of Loss with respect to the Aircraft, all of the Equipment Notes shall be redeemed in whole at a redemption price equal to 100% of the unpaid Original Amount thereof, together with all accrued interest thereon to the date of redemption and all other Secured

Obligations owed or then due and payable to the Note Holders but without Make-Whole Amount.

            (b) If the Lease is terminated with respect to the Aircraft by Lessee pursuant to Section 9 thereof, on the date the Lease is so terminated, all the Equipment Notes shall be redeemed in whole at a redemption price equal to 100% of the unpaid Original Amount thereof, together with accrued interest thereon to the date of redemption and all other amounts then due and payable hereunder and under the Participation Agreement and all other Operative Agreements to the Note Holders plus Make-Whole Amount, if any.

      SECTION 2.11.     VOLUNTARY REDEMPTIONS OF EQUIPMENT NOTES.

            All (but not less than all) of the Equipment Notes may be redeemed by the Owner Trustee in connection with a transaction described in, and subject to the terms and conditions of, Section 11 of the Participation Agreement upon at least 30 days' revocable prior written notice to the Mortgagee and the Note Holders, and such Equipment Notes shall, as provided in Section 11 of the Participation Agreement, be redeemed in whole at a redemption price equal to 100% of the unpaid Original Amount thereof, together with accrued interest thereon to the date of redemption and all other Secured Obligations owed or then due and payable to the Note Holders plus (except as provided in Section 11 of the Participation Agreement) Make-Whole Amount, if any.

      SECTION 2.12.     REDEMPTIONS; NOTICE OF REDEMPTION.

            (a) Neither any redemption of any Equipment Note nor any purchase by the Owner Trustee of any Equipment Note may be made except to the extent and in the manner expressly permitted by this Trust Indenture. No purchase of any Equipment Note may be made by the Mortgagee.

            (b) Notice of redemption with respect to the Equipment Notes shall be given by the Mortgagee by first-class mail, postage prepaid, mailed not less than 20 nor more than 60 days prior to the applicable redemption date, to each Note Holder of such Equipment Notes to be redeemed, at such Note Holder's address appearing in the Equipment Note Register; PROVIDED that, in the case of a redemption to be made pursuant to Section 2.10(b) or Section 2.11, such notice shall be revocable and shall be deemed revoked in the event that the Lease does not in fact terminate on the specified termination date or if notice of such redemption shall have been given in connection with a refinancing of Equipment Notes and the Mortgagee receives written notice of such revocation from the Lessee or the Owner Trustee not later than three days prior to the redemption date. All notices of redemption shall state: (1) the redemption date, (2) the applicable basis for determining the redemption price, (3) that on the redemption date, the redemption price will become due and payable upon each such Equipment Note, and that, if any such Equipment Notes are then outstanding, interest on such Equipment Notes shall cease to accrue on and after such redemption date, and (4) the place or places where such Equipment Notes are to be surrendered for payment of the redemption price.

            (c) On or before the redemption date, the Owner Trustee (or any person on behalf of the Owner Trustee) shall, to the extent an amount equal to the redemption price for the Equipment Notes to be redeemed on the redemption date shall not then be held in the Trust Indenture Estate, deposit or cause to be deposited with the Mortgagee by 12:00 noon on the redemption date in immediately available funds the redemption price of the Equipment Notes to be redeemed.

            (d) Notice of redemption having been given as aforesaid (and not deemed revoked as contemplated in the proviso to Section 2.12(b)), the Equipment Notes to be redeemed shall, on the redemption date, become due and payable at the Corporate Trust Office of the Mortgagee or at any office or agency maintained for such purposes pursuant to Section 2.07, and from and after such redemption date (unless there shall be a default in the payment of the redemption price) any such Equipment Notes then outstanding shall cease to bear interest. Upon surrender of any such Equipment Note for redemption in accordance with said notice, such Equipment Note shall be redeemed at the redemption price. If any Equipment Note called for redemption shall not be so paid upon surrender thereof for redemption, the principal amount thereof shall, until paid, continue to bear interest from the applicable redemption date at the interest rate in effect for such Equipment Note as of such redemption date.

      SECTION 2.13.     OPTION TO PURCHASE EQUIPMENT NOTES.

            The Owner Trustee and the Owner Participant may, upon the events and subject to the terms and conditions and for the price set forth in this Section 2.13, purchase all but not less than all of the Equipment Notes outstanding hereunder, and each Note Holder agrees that it will, upon such events and subject to such terms and conditions and upon receipt of such price, sell, assign, transfer and convey to such purchaser or its nominee (without recourse or warranty of any kind except against Liens on such Equipment Notes arising by, through or under such holder), all of the right, title and interest of such Note Holder in and to the Equipment Notes held by it, and such purchaser or its nominee shall assume all of such holder's obligations under the Participation Agreement and hereunder.

            Such option to purchase the Equipment Notes may be exercised by the Owner Trustee or the Owner Participant at any time following the occurrence of any of the following events, and in any such event the purchase price thereof shall equal for each Equipment Note, the aggregate unpaid Original Amount thereof, plus accrued and unpaid interest thereon to, but not including, the date of purchase and all other Secured Obligations owed, or then due and payable hereunder, to the holder thereof (including under the third paragraph of Section
2.02 hereof). Such option to purchase the Equipment Notes may be exercised (x) upon a Mortgagee Event or (y) in the event there shall have occurred and be continuing a Lease Event of Default PROVIDED that if such option is exercised pursuant to clause (y) at a time when there shall have occurred and be continuing for less than 120 days a Lease Event of Default, the purchase price thereof shall equal the price provided in the preceding sentence plus the Make-Whole Amount, if any.

            Such option to purchase the Equipment Notes may be exercised by the Owner Trustee or the Owner Participant giving written notice of its election of such option to the Mortgagee, which notice shall specify a date for such purchase within 30 days of the date of such notice. The Mortgagee shall promptly send a copy of such notice to each Note Holder. The Mortgagee shall not exercise any of the remedies hereunder and, without the consent of the Owner Trustee or the Owner Participant, under the Lease, during the period from the time that an exercise by the Owner Participant of such option to purchase becomes irrevocable until the date on which such purchase is required to occur pursuant to the terms of the preceding sentence. Such election to purchase the Equipment Notes shall become irrevocable upon the sixteenth day following the giving of written notice as provided above.

            If the Owner Trustee or the Owner Participant on or before the date of such purchase shall so request, the Note Holders will comply with all the provisions of Section 2.07 to enable new Equipment Notes to be issued to the Owner Trustee or the Owner Participant or its nominee in such denominations as the Owner Trustee or the Owner Participant shall request. All taxes, charges and expenses required pursuant to Section 2.09 in connection with the issuance of such new Equipment Note shall be borne by the Owner Participant.

      SECTION 2.14.     SUBORDINATION.

            (a) The Owner Trustee and, by acceptance of its Equipment Notes of any Series, each Note Holder of such Series, hereby agree that no payment or distribution shall be made on or in respect of the Secured Obligations owed to such Note Holder of such Series, including any payment or distribution of cash, property or securities after the commencement of a proceeding of the type referred to in Section 4.02(g) hereof, except as expressly provided in Article III hereof.

            (b) By the acceptance of its Equipment Notes of any Series (other than Series A-1 and Series A-2), each Note Holder of such Series agrees that in the event that such Note Holder, in its capacity as a Note Holder, shall receive any payment or distribution on any Secured Obligations in respect of such Series which it is not entitled to receive under this Section 2.14 or Article III hereof, it will hold any amount so received in trust for the Senior Holder (as defined in Section 2.14(c) hereof) and will forthwith turn over such payment to the Mortgagee in the form received to be applied as provided in Article III hereof.

            (c) As used in this Section 2.14, the term "Senior Holder" shall mean, (i) the Note Holders of Series A-1 and Series A-2 until the Secured Obligations in respect of Series A-1 and Series A-2 Equipment Notes have been paid in full, (ii) after the Secured Obligations in respect of Series A-1 and Series A-2 Equipment Notes have been paid in full, the Note Holders of Series B until the Secured Obligations in respect of Series B Equipment Notes have been paid in full and (iii) after the Secured Obligations in respect of Series B Equipment Notes have been paid in full, the Note Holders of Series C-1 and Series C-2 until the Secured Obligations in respect of Series C-1 and Series C-2 Equipment Notes have been paid in full.

                                   ARTICLE III

                    RECEIPT, DISTRIBUTION AND APPLICATION OF
                     INCOME FROM THE TRUST INDENTURE ESTATE


            SECTION 3.01.   BASIC RENT DISTRIBUTION.

            Except as otherwise provided in Sections 3.02 and 3.03 hereof, each installment of Basic Rent, any payment of interest on overdue installments of Basic Rent and any payment received by the Mortgagee pursuant to Section 4.03 hereof shall be promptly distributed in the following order of priority:

FIRST, (i)    so much of such installment or payment as shall be required to pay in full the aggregate amount of the payment or payments of Original Amount and interest (as well as any interest on any overdue Original Amount and, to the extent permitted by Law, on any overdue interest) then due under all Series A-1 and Series A-2
              Equipment Notes shall be distributed to the Note Holders of Series
              A-1 and Series A-2 ratably, without priority of one over the other, in the proportion that the amount of such payment or payments then due under each Series A-1 and Series A-2 Equipment
              Note bears to the aggregate amount of the payments then due under all Series A-1 and Series A-2 Equipment Notes;

       (ii) after giving effect to paragraph (i) above, so much of such installment or payment remaining as shall be required to pay in full the aggregate amount of the payment or payments of Original Amount and interest (as well as any interest on any overdue Original Amount and, to the extent permitted by Law, on interest) then due under all Series B Equipment Notes shall be distributed to the Note Holders of Series B ratably, without priority of one over the other, in the proportion that the amount of such payment or payments then due under each Series B Equipment Note bears to the aggregate amount of the payments then due under all Series B Equipment Notes;

       (iii) after giving effect to paragraph (ii) above, so much of such installment or payment remaining as shall be required to pay in full the aggregate amount of the payment or payments of Original Amount and interest (as well as any interest on any overdue Original Amount and, to the extent permitted by Law, on any overdue interest) then due under all Series C-1 and Series C-2 Equipment Notes shall be distributed to the Note Holders of Series C-1 and Series C-2 ratably, without priority of one over the other, in the proportion that the amount of such payment or payments then due under each Series C-1 and Series C-2 Equipment Note bears to the aggregate amount of the payments then due under all Series C-1 and Series C-2 Equipment Notes; and

       (iv) after giving effect to paragraph (iii) above, so much of such payment remaining as shall be required to pay in full the aggregate amount of the payment or payments of Original Amount and interest (as well as any interest on any overdue Original Amount and, to the extent permitted by Law, on any overdue interest) then due under all Series D Equipment Notes shall be distributed to the Note Holders of Series D ratably, without priority of one over the other, in the proportion that the amount of such payment or payments then due under each Series D Equipment Note bears to the aggregate amount of the payments then due under all Series D Equipment Notes; and

SECOND, the balance, if any, of such installment remaining thereafter shall be distributed to the Owner Trustee; PROVIDED, HOWEVER, that if an Event of Default shall have occurred and be continuing, then such balance shall not be distributed as provided in this clause "Second" but shall be held by the Mortgagee as part of the Trust Indenture Estate and invested in accordance with Section 5.09 hereof until whichever of the following shall first occur: (i) all Events of Default shall have been cured or waived, in which event such balance shall be distributed as provided in this clause "Second", (ii) Section 3.03 hereof shall be applicable, in which event such balance shall be distributed in accordance with the provisions of such Section 3.03, or (iii) the 120th day after the receipt of such payment in which case such payment shall be distributed as provided in this clause "Second".

      SECTION 3.02.     EVENT  OF  LOSS;  REPLACEMENT;   VOLUNTARY  TERMINATION;
                        OPTIONAL REDEMPTION.

            Except as otherwise provided in Section 3.03 hereof, any payments received by the Mortgagee (i) with respect to the Airframe or the Airframe and one or more Engines as the result of an Event of Loss, (ii) pursuant to a voluntary termination of the Lease pursuant to Section 9 thereof, or (iii) pursuant to an optional redemption of the Equipment Notes pursuant to Section 11 of the Participation Agreement shall be applied to redemption of the Equipment Notes and to all other Secured Obligations by applying such funds in the following order of priority:

FIRST, (a) to reimburse the Mortgagee and the Note Holders for any reasonable costs or expenses incurred in connection with such redemption for which they are entitled to reimbursement, or indemnity by Lessee, under the Operative Agreements and then (b) to pay any other amounts then due to the Mortgagee and the Note Holders under this Trust Indenture, the Participation Agreement or the Equipment Notes and any and all amounts payable pursuant to the third paragraph of Section 2.02 (other than amounts specified in clause Second below);

SECOND, (i)   to pay the amounts specified in paragraph (i) of clause "Third" of
              Section 3.03 hereof plus Make-Whole Amount, if any, then due and payable in respect of the Series A-1 and Series A-2 Equipment
              Notes;

       (ii) after giving effect to paragraph (i) above, to pay the amounts specified in paragraph (ii) of clause "Third" of Section 3.03 hereof plus Make-Whole Amount, if any, then due and payable in respect of the Series B Equipment Notes;

       (iii) after giving effect to paragraph (ii) above, to pay the amounts specified in paragraph (iii) of clause "Third" of Section 3.03 hereof plus Make-Whole Amount, if any, then due and payable in respect of the Series C-1 and Series C-2 Equipment Notes; and

       (iv) after giving effect to paragraph (iii) above, to pay the amounts specified in paragraph (iv) of clause "Third" of Section 3.03 hereof plus Make-Whole Amount, if any, then due and payable in respect of the Series D Equipment Notes; and

THIRD,        as provided in clause "Fourth" of Section 3.03 hereof;

PROVIDED, HOWEVER, that if a Replacement Airframe or Replacement Engine shall be substituted for the Airframe or Engine subject to such Event of Loss as provided in Section 10 of the Lease and in accordance with Section 5.06 hereof, any insurance, condemnation or similar proceeds which result from such Event of Loss and are paid over to the Mortgagee shall be held by the Mortgagee as permitted by Section 6.04 hereof (provided that such moneys shall be invested as provided in Section 5.09 hereof) as additional security for the obligations of Lessee under the Lessee Operative Agreements and, unless otherwise applied pursuant to the Lease, such proceeds (and such investment earnings) shall be released to the Lessee at the Lessee's written request upon the release of such damaged Airframe or Engine and the replacement thereof as provided in the Lease.

      SECTION 3.03.     PAYMENTS AFTER EVENT OF DEFAULT.

            Except as otherwise provided in Section 3.04 hereof, all payments received and amounts held or realized by the Mortgagee (including any amounts realized by the Mortgagee from the exercise of any remedies pursuant to Section 15 of the Lease or Article IV hereof) after an Event of Default shall have occurred and be continuing and after the declaration specified in Section 4.04(b) hereof, as well as all payments or amounts then held by the Mortgagee as part of the Trust Indenture Estate, shall be promptly distributed by the Mortgagee in the following order of priority:

FIRST, so much of such payments or amounts as shall be required to (i) reimburse the Mortgagee or WTC for any tax (except to the extent resulting from a failure of the Mortgagee to withhold taxes pursuant to Section 2.04(b) hereof), expense or other loss (including, without limitation, all amounts to be expended at the expense of, or charged upon the rents, revenues, issues, products and profits of, the property included in the Trust Indenture Estate (all such property being herein called the "Mortgaged Property") pursuant to Section 4.05(b) hereof) incurred by the Mortgagee or WTC (to the extent not previously reimbursed), the expenses of any sale, or other proceeding, reasonable attorneys' fees and expenses, court costs, and any other expenditures incurred or expenditures or advances made by the Mortgagee, WTC or the Note Holders in the protection, exercise or enforcement of any right, power or remedy or any damages sustained by the Mortgagee, WTC or any Note Holder, liquidated or otherwise, upon such Event of Default shall be applied by the Mortgagee as between itself,

              WTC and the Note Holders in reimbursement of such expenses and any other expenses for which the Mortgagee, WTC or the Note Holders are entitled to reimbursement under any Operative Agreement and
              (ii) pay any and all amounts payable to WTC or the Mortgagee hereunder and any and all amounts payable pursuant to the third paragraph of Section 2.02 (other than amounts specified in clauses Second and Third below); and in the case the aggregate amount to be so distributed is insufficient to pay as aforesaid in clauses
              (i) and (ii), then ratably, without priority of one over the other, in proportion to the amounts owed each hereunder;

SECOND, so much of such payments or amounts remaining as shall be required to reimburse the then existing or prior Note Holders for payments made pursuant to Section 5.03 hereof (to the extent not previously reimbursed) shall be distributed to such then existing or prior Note Holders ratably, without priority of one over the other, in accordance with the amount of the payment or payments made by each such then existing or prior Note Holder pursuant to said Section
              5.03 hereof;

THIRD, (i)    so much of such payments or amounts remaining as shall be required to pay in full the aggregate  unpaid Original Amount of all Series
              A-1 and Series A-2  Equipment  Notes,  and the  accrued but unpaid interest  and other  amounts  due thereon  (other than  Make-Whole
              Amount which shall not be due and  payable) and all other  Secured
              Obligations  in respect of the Series A-1 and Series A-2 Equipment
              Notes (other than Make-Whole  Amount) to the date of distribution, shall be  distributed to the Note Holders of Series A-1 and Series
              A-2, and in case the aggregate  amount so to be distributed  shall be insufficient to pay in full as aforesaid, then ratably, without priority  of one  over  the  other,  in the  proportion  that  the aggregate  unpaid Original Amount of all Series A-1 and Series A-2
              Equipment  Notes held by each  holder  plus the accrued but unpaid interest and other amounts due hereunder or thereunder (other than
              Make-Whole  Amount, if any) to the date of distribution,  bears to the aggregate  unpaid Original Amount of all Series A-1 and Series
              A-2 Equipment  Notes held by all such holders plus the accrued but
              unpaid   interest  and  other  amounts  due  thereon  (other  than
              Make-Whole Amount) to the date of distribution;

       (ii) after giving effect to paragraph (i) above, so much of such payments or amounts remaining as shall be required to pay in full the aggregate unpaid Original Amount of all Series B Equipment Notes, and the accrued but unpaid interest and other amounts due thereon (other than Make-Whole Amount which shall not be due and payable) and all other Secured Obligations in respect of the Series B Equipment Notes (other than Make-Whole Amount) to the date of distribution, shall be distributed to the Note Holders of Series B, and in case the aggregate amount so to be distributed shall be insufficient to pay in full as aforesaid, then ratably, without priority of one over the other, in the proportion that the aggregate unpaid Original Amount of all Series B Equipment Notes held by each holder plus the accrued but unpaid interest and other amounts due hereunder or thereunder (other than the Make-Whole Amount, if any) to the date of distribution, bears to the aggregate unpaid Original Amount of all Series B Equipment Notes held by all such holders plus the accrued but unpaid interest and other amounts due thereon (other than the Make-Whole Amount) to the date of distribution;

       (iii) after giving effect to paragraph (ii) above, so much of such payments or amounts remaining as shall be required to pay in full the aggregate unpaid Original Amount of all Series C-1 and Series C-2 Equipment Notes, and the accrued but unpaid interest and other amounts due thereon (other than Make-Whole Amount which shall not be due and payable) and all other Secured Obligations in respect of the Series C-1 and Series C-2 Equipment Notes (other than Make-Whole Amount) to the date of distribution, shall be distributed to the Note Holders of Series C-1 and Series C-2, and in case the aggregate amount so to be distributed shall be insufficient to pay in full as aforesaid, then ratably, without priority of one over the other, in the proportion that the aggregate unpaid Original Amount of all Series C-1 and Series C-2 Equipment Notes held by each holder plus the accrued but unpaid interest and other amounts due hereunder or thereunder (other than the Make-Whole Amount, if any) to the date of distribution, bears to the aggregate unpaid Original Amount of all Series C-1 and Series C-2 Equipment Notes held by all such holders plus the accrued but unpaid interest and other amounts due thereon (other than the Make-Whole Amount) to the date of distribution; and

       (iv) after giving effect to paragraph (iii) above, so much of such payments or amounts remaining as shall be required to pay in full the aggregate unpaid Original Amount of all Series D Equipment Notes, and the accrued but unpaid interest and other amounts due thereon (other than Make-Whole Amount which shall not be due and payable) and all other Secured Obligations in respect of the Series D Equipment Notes (other than Make-Whole Amount) to the date of distribution, shall be distributed to the Note Holders of Series D, and in case the aggregate amount so to be distributed shall be insufficient to pay in full as aforesaid, then ratably, without priority of one over the other, in the proportion that the aggregate unpaid Original Amount of all Series D Equipment Notes held by each holder plus the accrued but unpaid interest and other amounts due hereunder or thereunder (other than the Make-Whole Amount, if any) to the date of distribution, bears to the aggregate unpaid Original Amount of all Series D Equipment Notes held by all such holders plus the accrued but unpaid interest and other amounts due thereon (other than the Make-Whole Amount) to the date of distribution; and

FOURTH, the balance, if any, of such payments or amounts remaining thereafter shall be distributed to the Owner Trustee.

            No Make-Whole Amount shall be due and payable on the Equipment Notes as a consequence of the acceleration of the Equipment Notes as a result of an Event of Default.

      SECTION 3.04.     CERTAIN PAYMENTS.

            (a) Any payments received by the Mortgagee for which no provision as to the application thereof is made in this Trust Indenture and for which such provision is made in the Lease or the Participation Agreement shall be applied forthwith to the purpose for which such payment was made in accordance with the terms of the Lease or the Participation Agreement, as the case may be.

            (b)  Notwithstanding  anything  to the  contrary  contained  in this
Article III, the Mortgagee will distribute promptly upon receipt any indemnity payment received by it from the Owner Trustee or Lessee in respect of the Mortgagee in its individual capacity, any Note Holder, WTC, the Mortgagee, each separate or additional Trustee appointed pursuant to the Trust Indenture or the Pass Through Indemnitees, in each case whether pursuant to Section 9 of the Participation Agreement or as Supplemental Rent, directly to the Person entitled thereto. Subject to the foregoing sentence of this Section 3.04(b), any payment received by the Mortgagee under the third paragraph of Section 2.02 shall be distributed to the Subordination Agent to be distributed in accordance with the terms of the Intercreditor Agreement.

            (c)  Notwithstanding  anything  to the  contrary  contained  in this
Article III, any payments received by the Mortgagee which constitute Excluded Payments shall be distributed promptly upon receipt by the Mortgagee directly to the Person or Persons entitled thereto.

            (d) Notwithstanding any provision of this Trust Indenture to the contrary, any amounts held by Mortgagee pursuant to the terms of the Lease [or any Permitted Sublease assignment]<F10> shall be held by the Mortgagee as security for the obligations of Lessee under the Lessee Operative Agreements and, if and when required by the Lease, paid and/or applied in accordance with the applicable provisions of the Lease.

      SECTION 3.05.     OTHER PAYMENTS.

            Any payments received by the Mortgagee for which no provision as to the application thereof is made in the Lease, the Participation Agreement, elsewhere in this Trust Indenture or in any other Operative Agreement shall be distributed by the Mortgagee to the extent received or realized at any time (i) prior to the payment in full of all Secured Obligations due the Note Holders, in the order of priority specified in Section 3.01 hereof subject to the proviso thereto, and (ii) after payment in full of all Secured Obligations, in the following order of priority:

FIRST,        to the extent  payments or amounts  described in clause "First" of
              Section 3.03 hereof are otherwise  obligations of Lessee under the

----------
<F10>
Insert bracketed language if the Lease provides for the assignment of a permitted sublease.

              Operative Agreements or for which the Lessee is obligated to indemnify against thereunder, in the manner provided in clause "First" of Section 3.03 hereof, and

SECOND,       in the manner provided in clause "Fourth" of  Section 3.03 hereof.

            Further, and except as otherwise provided in Sections 3.02, 3.03 and
3.04 hereof, all payments received and amounts realized by the Mortgagee under the Lease or otherwise with respect to the Aircraft (including, without limitation, all amounts realized upon the sale or release of the Aircraft after the termination of the Lease with respect thereto), to the extent received or realized at any time after payment in full of all Secured Obligations due the Note Holders, shall be distributed by the Mortgagee in the order of priority specified in clause (ii) of the immediately preceding sentence of this Section 3.05.

      SECTION 3.06.     PAYMENTS TO OWNER TRUSTEE.

            Any amounts distributed hereunder by the Mortgagee to the Owner Trustee shall be paid to the Owner Trustee (within the time limits contemplated by Section 2.04(a)) by wire transfer of funds of the type received by the Mortgagee at such office and to such account or accounts of such entity or entities as shall be designated by notice from the Owner Trustee to the Mortgagee from time to time. The Owner Trustee hereby notifies the Mortgagee that unless and until the Mortgagee receives notice to the contrary from the Owner Trustee, all amounts to be distributed to the Owner Trustee pursuant to clause "Second" of Section 3.01 or clause "Fourth" of Section 3.03 hereof shall be distributed by wire transfer of funds of the type received by the Mortgagee to the Owner Participant's account (within the time limits contemplated by Section 2.04(a)) specified in Schedule 1 to the Participation Agreement.


                                   ARTICLE IV

                      COVENANTS OF OWNER TRUSTEE; EVENTS OF
                         DEFAULT; REMEDIES OF MORTGAGEE


      SECTION 4.01.     COVENANTS OF OWNER TRUSTEE.

            The Owner Trustee hereby covenants and agrees (the covenants and agreements only in clause (b) below being made by the Owner Trustee in its individual capacity) as follows:

            (a) the Owner Trustee will duly and punctually pay the Original Amount of, Make-Whole Amount, if any, and interest on and other amounts due under the Equipment Notes and hereunder in accordance with the terms of the Equipment Notes and this Trust Indenture and all amounts, if any, payable by it to the Note Holders under the Participation Agreement or Section 9 of the Lease;

            (b) the Owner Trustee in its individual capacity covenants and agrees that it shall not, directly or indirectly, cause or permit to exist a Lessor Lien attributable to it in its individual capacity with respect to the Aircraft or any other portion of the Trust Estate; that it will promptly, at its own expense, take such action as may be necessary to duly discharge such Lessor

Lien attributable to it in its individual capacity; and that it will make restitution to the Trust Indenture Estate for any actual diminution of the assets of the Trust Estate resulting from such Lessor Liens attributable to it in its individual capacity;

            (c) in the event the Owner Trustee shall have Actual Knowledge of an Event of Default, a Default or an Event of Loss, the Owner Trustee will give prompt written notice of such Event of Default, Default or Event of Loss to the Mortgagee, each Note Holder, Lessee and the Owner Participant;

            (d) the Owner Trustee will furnish to the Note Holders and the Mortgagee, promptly upon receipt thereof, duplicates or copies of all reports, notices, requests, demands, certificates and other instruments furnished to the Owner Trustee under the Lease, including, without limitation, a copy of each report or notice received pursuant to Section 9 or 8.2 or Annex D, Paragraph E of the Lease to the extent that the same shall not have been furnished or is not required to be furnished by the Lessee to the Note Holders or the Mortgagee pursuant to the Lease;

            (e) except with the consent of the Mortgagee (acting pursuant to instructions given in accordance with Section 9.01 hereof) or as provided in Sections 2, 11 and 16 of the Participation Agreement, the Owner Trustee will not contract for, create, incur, assume or suffer to exist any Debt, and will not guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance on any obligation or capability of so doing, or otherwise), endorse or otherwise be or become contingently liable, directly or indirectly, in connection with the Debt of any other person; and

            (f) the Owner Trustee will not enter into any business or other activity other than the business of owning the Aircraft, the leasing thereof to Lessee and the carrying out of the transactions contemplated hereby and by the Lease, the Participation Agreement and the Trust Agreement and the other Operative Agreements.

      SECTION 4.02.     EVENT OF DEFAULT.

            "Event of Default" means any of the following events (whatever the reason for such Event of Default and whether such event shall be voluntary or involuntary or come about or be effected by operation of Law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

            (a) any Lease Event of Default (provided that any such Lease Event of Default caused solely by a failure of Lessee to pay to the Owner Trustee or the Owner Participant when due any amount that is included in the definition of Excluded Payments shall not constitute an Event of Default unless notice is given by the Owner Trustee to the Mortgagee that such failure shall constitute an Event of Default); or

            (b) the failure of the Owner Trustee to pay when due any payment of Original Amount of, interest on, Make-Whole Amount, if any, or other amount due and payable under any Equipment Note or hereunder (other than as a result of a

Lease Event of Default or a Lease Default) and such failure shall have continued unremedied for ten Business Days in the case of any payment of Original Amount or interest or Make-Whole Amount, if any, thereon and, in the case of any other amount, for ten Business Days after the Owner Trustee or the Owner Participant receives written demand from the Mortgagee or any Note Holder; or

            (c) any Lien required to be discharged by the Owner Trustee, in its individual capacity pursuant to Section 4.01(b) hereof or in its individual or trust capacity pursuant to Section 7.3.1 of the Participation Agreement, or by the Owner Participant pursuant to Section 7.2.1 of the Participation Agreement shall remain undischarged for a period of 30 days after the Owner Trustee or the Owner Participant, as the case may be, shall have received written notice from the Mortgagee or any Note Holder of such Lien; or

            (d) any representation or warranty made by the Owner Participant or the Owner Trustee in the Participation Agreement or this Trust Indenture or in any certificate furnished by the Owner Participant or the Owner Trustee to the Mortgagee or any Note Holder in connection with the transactions contemplated by the Operative Agreements shall prove to have been false or incorrect when made in any material respect and continues to be material and adverse to the interests of the Mortgagee or the Note Holders; and if such misrepresentation is capable of being corrected and if such correction is being sought diligently, such misrepresentation shall not have been corrected within 60 days (or, without affecting Section 4.02(f) hereof, in the case of the representation made in
Section 6.3.6 or 6.2.6 of the Participation Agreement as to citizenship of the Owner Trustee in its individual capacity or of the Owner Participant, respectively, as soon as is reasonably practicable but in any event within 60 days) following notice thereof from the Mortgagee or any Note Holder to the Owner Trustee or the Owner Participant, as the case may be; or

            (e) other than as provided in (c) above or (f) below, any failure by the Owner Trustee or Owner Participant to observe or perform any other covenant or obligation of the Owner Trustee or Owner Participant, as the case may be, for the benefit of the Mortgagee or the Note Holders contained in the Participation Agreement, Section 4.2.1 of the Trust Agreement, the Equipment Notes or this Trust Indenture which is not remedied within a period of 60 days after notice thereof has been given to the Owner Trustee and the Owner Participant; or

            (f) if at any time when the Aircraft is registered under the Laws of the United States, the Owner Participant shall not be a "citizen of the United States" within the meaning of Section 40102(a)(15) of Part A of Subtitle VII of Title 49, United States Code, and as the result thereof the registration of the Aircraft under the Federal Aviation Act, and regulations then applicable thereunder, shall cease to be effective; provided that no Event of Default shall be deemed to have occurred under this paragraph (f) unless such circumstances continue unremedied for more than 60 days after the Owner Participant has Actual Knowledge of the state of facts that resulted in such ineffectiveness and of such loss of citizenship; or

            (g) at any time either (i) the commencement of an involuntary case or other proceeding in respect of the Owner Participant, the Owner Trustee, the Trust or the Trust Estate under the federal bankruptcy Laws, as now constituted or hereafter amended, or any other applicable federal or state bankruptcy, insolvency or other similar Law in the United States or seeking the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Owner Participant, the Owner Trustee, the Trust or the Trust Estate or for all or substantially all of its property, or seeking the winding-up or liquidation of its affairs and the continuation of any such case or other proceeding undismissed and unstayed for a period of 60 consecutive days; or (ii) the commencement by the Owner Participant, the Owner Trustee, the Trust or the Trust Estate of a voluntary case or proceeding under the federal bankruptcy Laws, as now constituted or hereafter amended, or any other applicable federal or state bankruptcy, insolvency or other similar Law in the United States, or the consent by the Owner Participant, the Owner Trustee, the Trust or the Trust Estate to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of the Owner Participant, the Owner Trustee, the Trust or the Trust Estate or for all or substantially all of its property, or the making by the Owner Participant, the Owner Trustee, the Trust or the Trust Estate of any assignment for the benefit of creditors or the Owner Participant or the Owner Trustee shall take any action to authorize any of the foregoing; PROVIDED, HOWEVER, that an event referred to in this Section 4.02(g) with respect to the Owner Participant shall not constitute an Event of Default if within 30 days of the commencement of the case or proceeding a final non-appealable order, judgment or decree shall be entered in such case or proceeding by a court or a trustee, custodian, receiver or liquidator, to the effect that, no part of the Trust Estate (except for the Owner Participant's beneficial interest therein) and no right, title or interest under the Trust Indenture Estate shall be included in, or be subject to, any declaration or adjudication of, or proceedings with respect to, the bankruptcy, insolvency or liquidation of the Owner Participant referred to in this Section 4.02(g).

      SECTION 4.03.     CERTAIN RIGHTS.

            The Mortgagee shall give the Note Holders, the Owner Trustee and the Owner Participant prompt written notice of any Event of Default of which the Mortgagee has Actual Knowledge and shall give the Note Holders, the Owner Trustee and the Owner Participant not less than ten Business Days' prior written notice of the date (the "Enforcement Date") on or after which the Mortgagee may, subject to the limitation set forth in Section 4.04(a), commence and consummate the exercise of any remedy or remedies described in Section 4.04, 4.05 or 4.06 hereof; provided, however, that in the event the Mortgagee shall have validly terminated the Lease, the Mortgagee shall not sell or lease, or otherwise afford the use of, the Aircraft or any portion thereof to the Lessee or any Affiliate thereof. Without limiting the generality of the foregoing, the Mortgagee shall give the Owner Trustee, the Owner Participant and the Lessee at least ten Business Days' prior written notice (which may be given concurrently with notice of the Enforcement Date) of any declaration of the Lease to be in default pursuant to Sections 14 and 15 of the Lease or any termination of the Lease or of the exercise of any remedy or remedies pursuant to Section 15 of the Lease. If an Event of Default shall have occurred and be continuing, the Owner Trustee shall have the rights set forth below, any of which may be exercised directly by the Owner Participant.

            If as a result of the occurrence of an Event of Default in respect of the nonpayment by Lessee of Basic Rent due under the Lease, the Mortgagee shall have insufficient funds to make any payment of Original Amount and interest on any Equipment Note on the day it becomes due and payable, the Owner Trustee may, but shall not be obligated to pay the Mortgagee prior to the Enforcement Date, in the manner provided in Section 2.04 hereof, for application in accordance with Section 3.01 hereof, an amount equal to the portion of the Original Amount and interest (including interest, if any, on any overdue payments of such portion of Original Amount and interest) then due and payable on the Equipment Notes, and, unless the Owner Trustee has cured Events of Default in respect of payments of Basic Rent on each of the three immediately preceding Basic Rent payment dates (or, for so long as any Affiliate of The Boeing Company is the Owner Participant, six immediately preceding Basic Rent payment dates), or the Owner Trustee has cured six previous Events of Default (or for so long as any Affiliate of The Boeing Company is the Owner Participant, eight previous Events of Default) in respect of payments of Basic Rent, such payment by the Owner Trustee shall, solely for purposes of this Trust Indenture be deemed to cure any Event of Default which would otherwise have arisen on account of the nonpayment by Lessee of such installment of Basic Rent (but not any other Default or Event of Default which shall have occurred and be continuing).

            If any Event of Default (other than in respect of the nonpayment of Basic Rent by the Lessee) which can be cured by the payment of money has occurred, the Owner Trustee may, but shall not be obligated to, cure such Event of Default by making such payment prior to the Enforcement Date as is necessary to accomplish the observance or performance of the defaulted covenant, condition or agreement to the party entitled to the same.

            Except as hereinafter in this Section 4.03 provided, the Owner Trustee shall not, as a result of exercising the right to cure any such Event of Default, obtain any Lien on any of the Mortgaged Property or any Rent payable under the Lease for or on account of costs or expenses incurred in connection with the exercise of such right, nor shall any claim of the Owner Trustee against Lessee or any other party for the repayment of such costs or expenses impair the prior right and security interest of the Mortgagee in and to the Mortgaged Property. Upon any payment by the Owner Trustee pursuant to the first or second preceding paragraphs of this Section 4.03, the Owner Trustee shall be subrogated to the rights of the Mortgagee and the Note Holders in respect of the Basic Rent which was overdue at the time of such payment and interest payable by the Lessee on account of its being overdue and any Supplemental Rent in respect of the reimbursement of amounts paid by Owner Trustee pursuant to the immediately preceding paragraph (but in either case shall have no rights as a secured party hereunder), and thereafter, the Owner Trustee shall be entitled (so long as the application thereof shall not give rise to an Event of Default hereunder) to receive such overdue Basic Rent or Supplemental Rent, as the case may be, and interest thereon upon receipt thereof by the Mortgagee; PROVIDED, HOWEVER, that (i) if the Original Amount and interest on the Equipment Notes shall have become due and payable pursuant to Section 4.04(b) hereof, such subrogation shall, until the Secured Obligations shall have been paid in full, be subordinate to the rights of the Mortgagee, the Note Holders and other holders of Secured Obligations in respect of such payment of overdue Basic Rent, Supplemental Rent and such interest and (ii) the Owner Trustee shall not be entitled to seek to recover any such payment (or any payment in lieu thereof) except pursuant to the foregoing right of subrogation.

            Neither the Owner Trustee nor the Owner Participant shall have the right to cure any Lease Event of Default or Lease Default except as specified in this Section 4.03.

      SECTION 4.04.     REMEDIES.

            (a) If an Event of Default shall have occurred and be continuing and so long as the same shall continue unremedied, then and in every such case the Mortgagee may, subject to the second and third paragraphs of this Section 4.04(a), exercise any or all of the rights and powers and pursue any and all of the remedies pursuant to this Article IV and shall have and may exercise all of the rights and remedies of a secured party under the Uniform Commercial Code and, in the event such Event of Default is also a Lease Event of Default, any and all of the remedies pursuant to Section 15 of the Lease [and pursuant to any Permitted Sublease assignment]<F11> and may take possession of all or any part of the properties covered or intended to be covered by the Lien created hereby or pursuant hereto and may exclude the Owner Participant, the Owner Trustee and Lessee and all persons claiming under any of them wholly or partly therefrom; provided, that the Mortgagee shall give the Owner Trustee and the Owner Participant twenty days' prior written notice of its intention to sell the Aircraft, and provided, further, that in the event the Mortgagee shall have validly terminated the Lease, the Mortgagee shall not sell or lease, or otherwise afford the use of, the Aircraft or any portion thereof to the Lessee or any Affiliate thereof. Unless an Event of Default not resulting from or relating to a Lease Event of Default has occurred and is continuing, the Owner Participant may bid at the sale and become the purchaser. Without limiting any of the foregoing, it is understood and agreed that the Mortgagee may exercise any right of sale of the Aircraft available to it, even though it shall not have taken possession of the Aircraft and shall not have possession thereof at the time of such sale.

            Anything in this Trust Indenture to the contrary notwithstanding, the Mortgagee shall not be entitled to exercise any remedy hereunder as a result of an Event of Default which arises solely by reason of one or more events or circumstances which constitute a Lease Event of Default unless the Mortgagee as security assignee of the Owner Trustee shall have exercised or concurrently be exercising one or more of the dispossessory remedies provided for in Section 15 of the Lease with respect to the Aircraft; PROVIDED, however, that such requirement to exercise one or more of such remedies under the Lease shall not apply in circumstances where the Mortgagee is, and has been, for a continuous period in excess of 60 days or such other period as may be specified in Section 1110(a)(1)(A) of the Bankruptcy Code (such 60-day or other period being the "New
Section 1110 Period"), involuntarily stayed or prohibited by applicable law or court order from exercising such remedies under the Lease (a "Continuous Stay Period"); PROVIDED FURTHER, HOWEVER, that the requirement to exercise one or more of such remedies under the Lease shall nonetheless be applicable during a Continuous Stay Period subsequent to the expiration of the New Section 1110 Period to the extent that the continuation of such Continuous Stay Period subsequent to the expiration of the New Section 1110 Period (A) results from an

----------
<F11>
Insert bracketed language if the Lease provides for the assignment of a permitted sublease.

agreement by the trustee or the debtor-in-possession in such proceeding during the New Section 1110 Period with the approval of the relevant court to perform the Lease in accordance with Section 1110(a)(1)(A) of the Bankruptcy Code and continues to perform as required by Section 1110(a)(1)(A-B) of the Bankruptcy Code or (B) is an extension of the New Section 1110 Period with the consent of the Mortgagee pursuant to Section 1110(b) of the Bankruptcy Code or (C) results from the Lessee's assumption during the New Section 1110 Period with the approval of the relevant court of the Lease pursuant to Section 365 of the Bankruptcy Code and Lessee's continuous performance of the Lease as so assumed or (D) is the consequence of the Mortgagee's own failure to give any requisite notice to any person. In the event that the applicability of Section 1110 of the Bankruptcy Code to the Aircraft is being contested by Lessee in judicial proceedings, both of the Mortgagee and the Owner Trustee shall have the right to participate in such proceedings; provided that any such participation by the Owner Trustee shall not affect in any way any rights or remedy of the Mortgagee hereunder.

            It is expressly understood and agreed that, subject only to the two preceding paragraphs, the inability, described in such paragraphs, of the Mortgagee to exercise any right or remedy under the Lease shall in no event and under no circumstances prevent the Mortgagee from exercising any or all of its rights, powers and remedies under this Trust Indenture, including, without limitation, this Article IV.

            (b) If an Event of Default shall have occurred and be continuing, then and in every such case the Mortgagee may (and shall, upon receipt of a written demand therefor from a Majority in Interest of Note Holders), subject to
Section 4.03 hereof, at any time, by delivery of written notice or notices to the Owner Trustee and the Owner Participant, declare all the Equipment Notes to be due and payable, whereupon the unpaid Original Amount of all Equipment Notes then outstanding, together with accrued but unpaid interest thereon (without Make-Whole Amount) and other amounts due thereunder, shall immediately become due and payable without presentment, demand, protest or notice, all of which are hereby waived; PROVIDED that if an Event of Default referred to in clause (g) of
Section 4.02 hereof shall have occurred, then and in every such case the unpaid Original Amount then outstanding, together with accrued but unpaid interest and all other amounts due thereunder and hereunder shall immediately and without further act become due and payable without presentment, demand, protest or notice, all of which are hereby waived; PROVIDED FURTHER that in the event of a reorganization proceeding involving the Lessee instituted under Chapter 11 of the Bankruptcy Code, if no other Lease Event of Default (including any Lease Event of Default set forth in Section 14.3 of the Lease) and no other Event of Default (other than the failure to pay the Original Amount of the Equipment Notes which by such declaration shall have become payable) exists at any time after the consummation of such proceeding, such declaration shall be automatically rescinded without any further action on the part of any Note Holder.

            This Section 4.04(b),  however, is subject to the condition that, if at any time after the Original Amount of the Equipment Notes shall have become so due and payable, and before any judgment or decree for the payment of the money so due, or any thereof, shall be entered, all overdue payments of interest upon the Equipment Notes and all other amounts payable under the Equipment Notes (except the Original Amount of the Equipment Notes which by such declaration shall have become payable) shall have been duly paid, and every other Default and Event of Default with respect to any covenant or provision of this Trust Indenture shall have been cured, then and in every such case a Majority in Interest of Note Holders may (but shall not be obligated to), by written instrument filed with the Mortgagee, rescind and annul the Mortgagee's declaration (or such automatic acceleration) and its consequences; but no such rescission or annulment shall extend to or affect any subsequent Default or Event of Default or impair any right consequent thereon.

            Any acceleration pursuant to this Section 4.04(b) shall be automatically rescinded and any related declaration of an Event of Default annulled in the event that the Owner Trustee shall have cured, in accordance with Section 4.03 hereof, the Event of Default that resulted in such acceleration or declaration.

            (c) The Note  Holders  shall be  entitled,  at any sale  pursuant to
Section 15 of the Lease or this Section 4.04, to credit against any purchase price bid at such sale by such holder all or any part of the unpaid obligations owing to such Note Holder and secured by the Lien of this Trust Indenture (only to the extent that such purchase price would have been paid to such Note Holder pursuant to Article III hereof if such purchase price were paid in cash and the foregoing provisions of this subsection (c) were not given effect).

            (d) In the event of any sale of the Trust Indenture Estate, or any part thereof, pursuant to any judgment or decree of any court or otherwise in connection with the enforcement of any of the terms of this Trust Indenture, the unpaid Original Amount of all Equipment Notes then outstanding, together with accrued interest thereon (without Make-Whole Amount), and other amounts due thereunder, shall immediately become due and payable without presentment, demand, protest or notice, all of which are hereby waived.

            (e) Notwithstanding anything contained herein, so long as the Pass Through Trustee under any Pass Through Trust Agreement (or its designee) is a Note Holder, the Mortgagee will not be authorized or empowered to acquire title to any Mortgaged Property or take any action with respect to any Mortgaged Property so acquired by it if such acquisition or action would cause any Trust to fail to qualify as a "grantor trust" for federal income tax purposes.

      SECTION 4.05.     RETURN OF AIRCRAFT, ETC.

            (a) If an Event of Default shall have occurred and be continuing and the Equipment Notes have been accelerated, subject to Section 4.03 hereof and unless the Owner Trustee or the Owner Participant shall have elected to purchase the Equipment Notes, at the request of the Mortgagee, the Owner Trustee shall promptly execute and deliver to the Mortgagee such instruments of title and other documents as the Mortgagee may deem necessary or advisable to enable the Mortgagee or an agent or representative designated by the Mortgagee, at such time or times and place or places as the Mortgagee may specify, to obtain possession of all or any part of the Mortgaged Property included in the Trust Indenture Estate to which the Mortgagee shall at the time be entitled hereunder. If the Owner Trustee shall for any reason fail to execute and deliver such instruments and documents after such request by the Mortgagee, the Mortgagee may

(i) obtain a judgment conferring on the Mortgagee the right to immediate possession and requiring the Owner Trustee to execute and deliver such instruments and documents to the Mortgagee, to the entry of which judgment the Owner Trustee hereby specifically consents to the fullest extent permitted by Law, and (ii) pursue all or part of such Mortgaged Property wherever it may be found and, in the event that a Lease Event of Default has occurred and is continuing, may enter any of the premises of Lessee wherever such Mortgaged Property may be or be supposed to be and search for such Mortgaged Property and take possession of and remove such Mortgaged Property. All expenses of obtaining such judgment or of pursuing, searching for and taking such property shall, until paid, be secured by the Lien of this Trust Indenture.

            (b) Upon every such taking of possession, the Mortgagee may, from time to time, at the expense of the Mortgaged Property, make all such expenditures for maintenance, use, operation, storage, insurance, leasing, control, management, disposition, modifications or alterations to and of the Mortgaged Property, as it may deem proper. In each such case, the Mortgagee shall have the right to maintain, use, operate, store, insure, lease, control, manage, dispose of, modify or alter the Mortgaged Property and to carry on the business and to exercise all rights and powers of the Owner Participant and the Owner Trustee relating to the Mortgaged Property, as the Mortgagee shall deem best, including the right to enter into any and all such agreements with respect to the maintenance, use, operation, storage, insurance, leasing, control, management, disposition, modification or alteration of the Mortgaged Property or any part thereof as the Mortgagee may determine, and the Mortgagee shall be entitled to collect and receive directly all tolls, rents (including Rent), revenues, issues, income, products and profits of the Mortgaged Property and every part thereof, except Excluded Payments, without prejudice, however, to the right of the Mortgagee under any provision of this Trust Indenture to collect and receive all cash held by, or required to be deposited with, the Mortgagee hereunder other than Excluded Payments. Such tolls, rents (including Rent), revenues, issues, income, products and profits shall be applied to pay the expenses of the maintenance, use, operation, storage, insurance, leasing, control, management, disposition, improvement, modification or alteration of the Mortgaged Property and of conducting the business thereof, and to make all payments which the Mortgagee may be required or may elect to make, if any, for taxes, assessments, insurance or other proper charges upon the Mortgaged
Property or any part thereof (including the employment of engineers and accountants to examine, inspect and make reports upon the properties and books and records of the Owner Trustee), and all other payments which the Mortgagee may be required or authorized to make under any provision of this Trust Indenture, as well as just and reasonable compensation for the services of the Mortgagee, and of all persons properly engaged and employed by the Mortgagee with respect hereto.

      SECTION 4.06.     REMEDIES CUMULATIVE.

            Each and every right, power and remedy given to the Mortgagee specifically or otherwise in this Trust Indenture shall be cumulative and shall be in addition to every other right, power and remedy herein specifically given or now or hereafter existing at Law, in equity or by statute, and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by the Mortgagee, and the exercise or the beginning of the exercise of any power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy. No delay or omission by the Mortgagee in the exercise of any right, remedy or power or in the pursuance of any remedy shall impair any such right, power or remedy or be construed to be a waiver of any default on the part of the Owner Trustee or Lessee or to be an acquiescence therein.

      SECTION 4.07.     DISCONTINUANCE OF PROCEEDINGS.

            In case the Mortgagee shall have instituted any proceeding to enforce any right, power or remedy under this Trust Indenture by foreclosure, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Mortgagee, then and in every such case the Owner Trustee, the Mortgagee and Lessee shall, subject to any determination in such proceedings, be restored to their former positions and rights hereunder with respect to the Mortgaged Property, and all rights, remedies and powers of the Owner Trustee, the Mortgagee or Lessee shall continue as if no such proceedings had been instituted.

      SECTION 4.08.     WAIVER OF PAST DEFAULTS.

            Upon  written  instruction  from a  Majority  in  Interest  of  Note
Holders, the Mortgagee shall waive any past Default hereunder and its consequences and upon any such waiver such Default shall cease to exist and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Trust Indenture, but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon; provided, that in the absence of written instructions from all the Note Holders, the Mortgagee shall not waive any Default (i) in the payment of the Original Amount, Make-Whole Amount, if any, and interest and other amounts due under any Equipment Note then outstanding, or (ii) in respect of a covenant or provision hereof which, under Article IX hereof, cannot be modified or amended without the consent of each Note Holder.

      SECTION 4.09.     APPOINTMENT OF RECEIVER.

            The Mortgagee shall, as a matter of right, be entitled to the appointment of a receiver (who may be the Mortgagee or any successor or nominee thereof) for all or any part of the Mortgaged Property, whether such receivership be incidental to a proposed sale of the Mortgaged Property or the taking of possession thereof or otherwise, and the Owner Trustee hereby consents to the appointment of such a receiver and will not oppose any such appointment. Any receiver appointed for all or any part of the Mortgaged Property shall be entitled to exercise all the rights and powers of the Mortgagee with respect to the Mortgaged Property.

      SECTION 4.10.     MORTGAGEE AUTHORIZED TO EXECUTE BILLS OF SALE, ETC.

            Subject to the provisions of this Trust Indenture, the Owner Trustee irrevocably appoints the Mortgagee the true and lawful attorney-in-fact of the Owner Trustee (which appointment is coupled with an interest) in its name and stead and on its behalf, for the purpose of effectuating any sale, assignment, transfer or delivery for the enforcement of the Lien of this Trust Indenture, whether pursuant to foreclosure or power of sale, assignments and other instruments as may be necessary or appropriate, with full power of substitution, the Owner Trustee hereby ratifying and confirming all that such attorney or any substitute shall do by virtue hereof in accordance with applicable law. Nevertheless, if so requested by the Mortgagee or any purchaser, the Owner Trustee shall ratify and confirm any such sale, assignment, transfer or delivery, by executing and delivering to the Mortgagee or such purchaser all bills of sale, assignments, releases and other proper instruments to effect such ratification and confirmation as may be designated in any such request.

      SECTION 4.11.     RIGHTS OF NOTE HOLDERS TO RECEIVE PAYMENT.

            Notwithstanding any other provision of this Trust Indenture, the right of any Note Holder to receive payment of principal of, and premium, if any, and interest on an Equipment Note on or after the respective due dates expressed in such Equipment Note, or to bring suit for the enforcement of any such payment on or after such respective dates in accordance with the terms hereof, shall not be impaired or affected without the consent of such Note Holder.

                                    ARTICLE V

                             DUTIES OF THE MORTGAGEE


      SECTION 5.01.     NOTICE OF EVENT OF DEFAULT.

            If the Mortgagee shall have Actual Knowledge of an Event of Default or of a Default arising from a failure to pay Rent, the Mortgagee shall give prompt written notice thereof to the Owner Trustee, the Owner Participant, Lessee, and each Note Holder. Subject to the terms of Sections 2.13, 4.03, 4.04, 4.08, 5.02 and 5.03 hereof, the Mortgagee shall take such action, or refrain from taking such action, with respect to such Event of Default or Default (including with respect to the exercise of any rights or remedies hereunder) as the Mortgagee shall be instructed in writing by a Majority in Interest of Note Holders. Subject to the provisions of Section 5.03, if the Mortgagee shall not have received instructions as above provided within 20 days after mailing notice of such Event of Default to the Note Holders, the Mortgagee may, subject to instructions thereafter received pursuant to the preceding provisions of this
Section 5.01, take such action, or refrain from taking such action, but shall be under no duty to take or refrain from taking any action, with respect to such Event of Default or Default as it shall determine advisable in the best interests of the Note Holders; PROVIDED, HOWEVER, that the Mortgagee may not sell the Aircraft or any Engine without the consent of a Majority in Interest of Note Holders. For all purposes of this Trust Indenture, in the absence of Actual Knowledge on the part of the Mortgagee, the Owner Trustee or the Owner Participant, the Mortgagee, the Owner Trustee or the Owner Participant, as the case may be, shall not be deemed to have knowledge of a Default or an Event of Default (except, in the case of the Mortgagee, the failure of Lessee to pay any installment of Basic Rent within one Business Day after the same shall become due, if any portion of such installment was then required to be paid to the Mortgagee, which failure shall constitute knowledge of a Default) unless notified in writing by Lessee, the Owner Trustee, the Owner Participant or one or more Note Holders.

      SECTION 5.02.     ACTION    UPON    INSTRUCTIONS;    CERTAIN   RIGHTS  AND
                        LIMITATIONS.

            (a) Subject to the terms of Sections 2.13, 4.03, 4.04(a) and (b), 4.08, 5.01 and 5.03 hereof, upon the written instructions at any time and from time to time of a Majority in Interest of Note Holders, the Mortgagee shall, subject to the terms of this Section 5.02, take such of the following actions as may be specified in such instructions: (i) give such notice or direction or exercise such right, remedy or power hereunder as shall be specified in such instructions; (ii) give such notice or direction or exercise such right, remedy or power under the Lease, the Participation Agreement, the Purchase Agreement, the Purchase Agreement Assignment, or any other part of the Trust Indenture Estate as shall be specified in such instructions; and (iii) approve as satisfactory to the Mortgagee all matters required by the terms of the Lease to be satisfactory to the Owner Trustee, it being understood that without the written instructions of a Majority in Interest of Note Holders, the Mortgagee shall not approve any such matter as satisfactory to the Mortgagee; provided, that anything contained in this Trust Indenture, the Lease or the other Operative Agreements to the contrary notwithstanding, but subject to the next paragraph hereof:

            (1) the Owner Trustee or the Owner Participant, may, without the consent of the Mortgagee, demand, collect, sue for or otherwise obtain all amounts included in Excluded Payments from Lessee and seek legal or equitable remedies to require Lessee to maintain the insurance coverage referred to in Section 11 of the Lease [(or the comparable provisions of any assigned Permitted Sublease)]<F12> provided, that the rights referred to in this clause (1) shall not be deemed to include the exercise of any remedies provided for in Section 15 of the Lease other than the right to proceed by appropriate court action, either at Law or in equity, to enforce payment by Lessee of such amounts included in Excluded Payments or performance by Lessee of such insurance covenant or to recover damages for the breach thereof or for specific performance of any other term of the Lease [(or the comparable provisions of any assigned Permitted Sublease)]<F13>;

            (2) (A) the Mortgagee shall not, without the consent of the Owner Trustee, enter into, execute or deliver amendments or modifications in respect of any of the provisions of the Lease[, any assigned Permitted Sublease or any Permitted Sublease assignment]<F14>, and (B) unless a Mortgagee Event shall have occurred and be continuing, the Mortgagee shall

----------
<F12>
Insert bracketed language if the Lease provides for the assignment of a permitted sublease.

<F13>
Insert bracketed language if the Lease provides for the assignment of a permitted sublease.

<F14>
Insert bracketed language if the Lease provides for the assignment of a permitted sublease.

      not, without the consent of the Owner Trustee, which consent shall not be withheld if no right or interest of the Owner Trustee or the Owner Participant shall be diminished or impaired thereby, (i) enter into, execute or deliver waivers or consents in respect of any of the provisions of the Lease, or (ii) approve any accountants, engineers, appraisers or counsel as satisfactory to render services for or issue opinions to the Owner Trustee pursuant to the Operative Agreements, provided that whether or not any Mortgagee Event has occurred and is continuing, the Owner Trustee's consent shall be required with respect to any waivers or consents in respect of any of the provisions of Section 5, 7 or 11 of the Lease, or of any other Section of the Lease to the extent such action shall affect (y) the amount or timing of, or the right to enforce payment of any Excluded Payment or (z) the amount or timing of any amounts payable by the Lessee under the Lease as originally executed (or as subsequently modified with the consent of the Owner Trustee) which, absent the occurrence and continuance of an Event of Default hereunder, would be distributable to the Owner Trustee under Article III hereof;

            (3) whether or not a Default or Event of Default under the Trust Indenture has occurred and is continuing, the Owner Trustee and the Owner Participant shall have the right, together with the Mortgagee, (i) to receive from Lessee [or any Permitted Sublessee]<F15> certificates and other documents and information which Lessee is required to give or furnish to the Owner Trustee or the Lessor pursuant to any Operative Agreement and (ii) to inspect in accordance with the Lease the Airframe and Engines and all Aircraft Documents;

            (4) whether or not a Default or Event of Default under the Trust Indenture has occurred and is continuing, the Owner Trustee shall have the right to adjust upwards Rent, Stipulated Loss Values and Termination Values as provided in Section 3.2.1 of the Lease or pursuant to a transfer under Section 10.1.1 of the Participation Agreement;

            (5) so long as no Mortgagee Event has occurred and is continuing, the Owner Trustee shall have the right, to the exclusion of the Mortgagee, to adjust Basic Rent, Stipulated Loss Values and Termination Values as provided in Section 3.2 of the Lease or to adjust downward any installment or amount of Basic Rent, Stipulated Loss Value or Termination Value, as such installments and amounts are set forth in Schedules 2, 3 and 4, respectively, to the Lease, to the extent of the portion of such installment or amount that would, under Section 3.01, 3.02 or 3.03 hereof, as the case may be, be distributable to the Owner Trustee or the Owner Participant;

            (6) whether or not a Default or Event of Default under the Trust Indenture has occurred and is continuing, the Owner Trustee may, without the consent of the Mortgagee, (i) solicit and make bids with respect to the Aircraft under Section 9 of the Lease in respect of a termination of

----------
<F15>
Insert bracketed language if the Lease provides for the assignment of a permitted sublease.

      the Lease by Lessee pursuant to Section 9 thereof, (ii) determine Fair Market Sales Value and Fair Market Rental Value under Section 17 of the Lease for all purposes except following a Mortgagee Event pursuant to
      Section 15 of the Lease, and (iii) make an election pursuant to and in accordance with the provisions of Sections 9.1(b), 9.2 and 9.3 of the Lease; and

            (7) so long as no Mortgagee Event shall have occurred and be continuing, all other rights of the "Lessor" under the Lease [or any assigned Permitted Sublease]<F16> shall be exercised by the Owner Trustee to the exclusion of the Mortgagee including, without limitation, the right to (i) exercise all rights with respect to Lessee's use and operation, modification or maintenance of the Aircraft and any Engine which the Lease specifically confers on the Lessor, and (ii) consent to and approve any assignment pursuant to Section 13 of the Lease; PROVIDED that the foregoing shall not (x) limit (A) any rights separately granted to the Mortgagee under the Operative Agreements or (B) the right of the Mortgagee to receive any funds to be delivered to the "Lessor" under the Lease (except with respect to Excluded Payments) and under the Purchase Agreement or (y) confer upon the Owner Trustee the right to adversely affect the validity or enforceability of the lien of this Indenture.

            Notwithstanding anything to the contrary contained herein (including this Section 5.02), the Mortgagee shall have the right, to the exclusion of the Owner Trustee and the Owner Participant, to (A) declare the Lease to be in default under Section 15 thereof and (B) subject only to the provisions of Sections 4.03, 4.04(a) and (b) and 2.13 hereof, exercise the remedies set forth in such Section 15 (other than in connection with Excluded Payments and provided that each of the Owner Trustee, Owner Participant and Mortgagee shall independently retain the rights set forth in clause (ii) of Section 15.1.5 of the Lease) at any time that a Lease Event of Default shall have occurred and be continuing. Further and for the avoidance of doubt, and anything to the contrary contained herein (including this Section 5.02), in no event may the Owner Trustee amend or otherwise modify the provisions of Section 3.2.1(e) of the Lease or of the final sentence of the definition of Stipulated Loss Value or Termination Value, in any such case, without the prior written consent of the Mortgagee.

            The Mortgagee will execute and the Owner Trustee will file or cause to be filed such continuation statements with respect to financing statements relating to the security interest created hereunder in the Trust Indenture Estate as may be specified from time to time in written instructions of a Majority in Interest of Note Holders (which instructions shall be accompanied by the form of such continuation statement so to be filed). The Mortgagee will furnish to each Note Holder (and, during the continuation of a Mortgagee Event, to the Owner Trustee and Owner Participant), promptly upon receipt thereof, duplicates or copies of all reports, notices, requests, demands, certificates and other instruments furnished to the Mortgagee under the Lease or hereunder,

----------
<F16>
Insert bracketed language if the Lease provides for the assignment of a permitted sublease.

including, without limitation, a copy of each report or notice received pursuant to Section 9 and Paragraph E of Annex D of the Lease, respectively to the extent that the same shall not have been furnished to such holder pursuant hereto or the Lease.

            (b) If any Lease Event of Default shall have occurred and be continuing and the Owner Trustee shall not have cured fully such Lease Event of Default under and in accordance with Section 4.03 hereof, on request of a Majority in Interest of Note Holders, the Mortgagee shall declare the Lease to be in default pursuant to Section 15 thereof and exercise those remedies specified by such Note Holders. The Mortgagee agrees to provide to the Note Holders, the Owner Trustee and the Owner Participant concurrently with such declaration by the Mortgagee, notice of such declaration by the Mortgagee.

      SECTION 5.03.     INDEMNIFICATION.

            The Mortgagee shall not be required to take any action or refrain from taking any action under Section 5.01 (other than the first sentence thereof), 5.02 or Article IV hereof unless the Mortgagee shall have been indemnified to its reasonable satisfaction against any liability, cost or expense (including counsel fees) which may be incurred in connection therewith pursuant to a written agreement with one or more Note Holders. The Mortgagee agrees that it shall look solely to the Note Holders for the satisfaction of any indemnity (except expenses for foreclosure of the type referred to in clause "First" of Section 3.03 hereof) owed to it pursuant to this Section 5.03. The Mortgagee shall not be under any obligation to take any action under this Trust Indenture or any other Operative Agreement and nothing herein or therein shall require the Mortgagee to expend or risk its own funds or otherwise incur the risk of any financial liability in the performance of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it (the written indemnity of any Note Holder who is a QIB, signed by an authorized officer thereof, in favor of, delivered to and in form reasonably satisfactory to the Mortgagee shall be accepted as reasonable assurance of adequate indemnity). The Mortgagee shall not be required to take any action under Section 5.01 (other than the first sentence thereof) or 5.02 or Article IV hereof, nor shall any other provision of this Trust Indenture or any other Operative Agreement be deemed to impose a duty on the Mortgagee to take any action, if the Mortgagee shall have been advised by counsel that such action is contrary to the terms hereof or of the Lease or is otherwise contrary to Law.

      SECTION 5.04. NO DUTIES EXCEPT AS SPECIFIED IN TRUST INDENTURE OR INSTRUCTIONS.

            The Mortgagee shall not have any duty or obligation to use, operate, store, lease, control, manage, sell, dispose of or otherwise deal with the Aircraft or any other part of the Trust Indenture Estate, or to otherwise take or refrain from taking any action under, or in connection with, this Trust Indenture or any part of the Trust Indenture Estate, except as expressly provided by the terms of this Trust Indenture or as expressly provided in written instructions from Note Holders as provided in this Trust Indenture; and no implied duties or obligations shall be read into this Trust Indenture against the Mortgagee. The Mortgagee agrees that it will in its individual capacity and at its own cost and expense (but without any right of indemnity in respect of any such cost or expense under Section 7.01 hereof), promptly take such action as may be necessary duly to discharge all liens and encumbrances on any part of the Trust Indenture Estate which result from claims against it in its individual capacity not related to the ownership of the Aircraft or the administration of the Trust Indenture Estate or any other transaction pursuant to this Trust Indenture or any document included in the Trust Indenture Estate.

      SECTION 5.05.     NO  ACTION   EXCEPT  UNDER  LEASE,  TRUST  INDENTURE  OR
                        INSTRUCTIONS.

            The Owner Trustee and the Mortgagee agree that they will not use, operate, store, lease, control, manage, sell, dispose of or otherwise deal with the Aircraft or any other part of the Trust Indenture Estate except (i) as required by the terms of the Lease or (ii) in accordance with the powers granted to, or the authority conferred upon, the Owner Trustee and the Mortgagee pursuant to this Trust Indenture and in accordance with the express terms hereof.

      SECTION 5.06.     REPLACEMENT AIRFRAMES AND REPLACEMENT ENGINES.

            At any time an Airframe or Engine is to be replaced under or pursuant to Section 10 of the Lease by a Replacement Airframe or Replacement
Engine, if no Lease Event of Default is continuing, the Owner Trustee shall direct the Mortgagee to execute and deliver to the Owner Trustee an appropriate instrument releasing such Airframe and/or Engine as appropriate from the Lien of this Trust Indenture and the Mortgagee shall execute and deliver such instrument as aforesaid, but only upon compliance by Lessee with the applicable provisions of Section 10 of the Lease.

      SECTION 5.07.     INDENTURE SUPPLEMENTS FOR REPLACEMENTS.

            If a Replacement Airframe or Replacement Engine is being substituted as contemplated by Section 10 of the Lease, the Owner Trustee and the Mortgagee agree for the benefit of the Note Holders and Lessee, subject to fulfillment of the conditions precedent and compliance by Lessee with its obligations set forth in Section 10 of the Lease and the requirements of Section 5.06 hereof with respect to such Replacement Airframe or Replacement Engine, to execute and deliver a Lease Supplement and a Trust Indenture Supplement, as applicable, as contemplated by Section 10 of the Lease.

      SECTION 5.08.     EFFECT OF REPLACEMENT.

            In the event of the substitution of an Airframe or of a Replacement Engine pursuant to Section 10 of the Lease, all provisions of this Trust Indenture relating to the Airframe or Engine or Engines being replaced shall be applicable to such Replacement Airframe or Replacement Engine or Engines with the same force and effect as if such Replacement Airframe or Replacement Engine or Engines were the same airframe or engine or engines, as the case may be, as the Airframe or Engine or Engines being replaced but for the Event of Loss with respect to the Airframe or Engine or Engines being replaced.

      SECTION 5.09.     INVESTMENT OF AMOUNTS HELD BY MORTGAGEE.

            Any amounts held by the Mortgagee as assignee of the Owner Trustee's rights to hold monies for security pursuant to Section 4.4 of the Lease shall be held in accordance with the terms of such Section and the Mortgagee agrees, for the benefit of Lessee, to perform the duties of the Owner Trustee under such Section. Any amounts held by the Mortgagee pursuant to the proviso to the first sentence of Section 3.01, pursuant to Section 3.02, or pursuant to any provision of any other Operative Agreement providing for amounts to be held by the Mortgagee which are not distributed pursuant to the other provisions of Article III hereof shall be invested by the Mortgagee from time to time in Cash Equivalents as directed by the Owner Trustee so long as the Mortgagee may acquire the same using its best efforts. All Cash Equivalents held by the Mortgagee pursuant to Section 4.4 of the Lease or this Section 5.09 shall either be (a) registered in the name of, payable to the order of, or specially indorsed to, the Mortgagee, or (b) held in an Eligible Account. Unless otherwise expressly provided in this Trust Indenture, any income realized as a result of any such investment, net of the Mortgagee's reasonable fees and expenses in making such investment, shall be held and applied by the Mortgagee in the same manner as the principal amount of such investment is to be applied and any losses, net of earnings and such reasonable fees and expenses, shall be charged against the principal amount invested. The Mortgagee shall not be liable for any loss resulting from any investment required to be made by it under this Trust Indenture other than by reason of its willful misconduct or gross negligence, and any such investment may be sold (without regard to its maturity) by the Mortgagee without instructions whenever such sale is necessary to make a distribution required by this Trust Indenture.


                                   ARTICLE VI

                       THE OWNER TRUSTEE AND THE MORTGAGEE


      SECTION 6.01.     ACCEPTANCE OF TRUSTS AND DUTIES.

            The Mortgagee accepts the duties hereby created and applicable to it and agrees to perform the same but only upon the terms of this Trust Indenture and agrees to receive and disburse all monies constituting part of the Trust Indenture Estate in accordance with the terms hereof. The Owner Trustee, in its individual capacity, and the Mortgagee, in its individual capacity, shall not be answerable or accountable under any circumstances, except (i) for their own willful misconduct or gross negligence (other than for the handling of funds, for which the standard of accountability shall be willful misconduct or negligence), (ii) in the case of the Mortgagee, as provided in the fourth sentence of Section 2.04(a) hereof and the last sentence of Section 5.04 hereof, and (iii) for liabilities that may result, in the case of the Owner Trustee, from the inaccuracy of any representation or warranty of the Owner Trustee expressly made in its individual capacity in the Participation Agreement or in
Section 4.01(b) or 6.03 hereof (or in any certificate furnished to the Mortgagee or any Note Holder in connection with the transactions contemplated by the Operative Agreements) or, in the case of the Mortgagee (in its individual capacity), from the inaccuracy of any representation or warranty of the Mortgagee (in its individual capacity) in the Participation Agreement or expressly made hereunder. Neither the Owner Trustee nor the Mortgagee shall be liable for any action or inaction of the other or of the Owner Participant.

      SECTION 6.02.     ABSENCE OF DUTIES.

            In the case of the Mortgagee, except in accordance with written instructions furnished pursuant to Section 5.01 or 5.02 hereof, and except as provided in, and without limiting the generality of, Sections 5.03, 5.04 and
6.08 hereof and, in the case of the Owner Trustee, except as provided in Section 4.01(b) hereof, the Owner Trustee and the Mortgagee shall have no duty (i) to see to any registration of the Aircraft or any recording or filing of the Lease or of this Trust Indenture or any other document, or to see to the maintenance of any such registration, recording or filing, (ii) to see to any insurance on the Aircraft or to effect or maintain any such insurance, whether or not Lessee shall be in default with respect thereto, (iii) to see to the payment or discharge of any lien or encumbrance of any kind against any part of the Trust Estate or the Trust Indenture Estate, (iv) to confirm, verify or inquire into the failure to receive any financial statements from Lessee, or (v) to inspect the Aircraft at any time or ascertain or inquire as to the performance or observance of any of Lessee's covenants under the Lease [or any of the Permitted Sublessee's covenants under any assigned Permitted Sublease]<F17> with respect to the Aircraft. The Owner Participant shall not have any duty or responsibility hereunder, including, without limitation, any of the duties mentioned in clauses
(i) through (v) above; provided, that nothing contained in this sentence shall limit any obligations of the Owner Participant under the Participation Agreement or relieve the Owner Participant from any restriction under Section 4.03 hereof.

      SECTION 6.03.     NO REPRESENTATIONS  OR  WARRANTIES  AS  TO  AIRCRAFT  OR
                        DOCUMENTS.

            NEITHER THE MORTGAGEE IN ITS INDIVIDUAL OR TRUST CAPACITY NOR THE OWNER TRUSTEE IN ITS INDIVIDUAL CAPACITY OR AS OWNER TRUSTEE UNDER THE TRUST AGREEMENT, MAKES OR SHALL BE DEEMED TO HAVE MADE AND EACH HEREBY EXPRESSLY DISCLAIMS ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO THE TITLE, AIRWORTHINESS, VALUE, COMPLIANCE WITH SPECIFICATIONS, CONDITION, DESIGN, QUALITY, DURABILITY, OPERATION, MERCHANTABILITY OR FITNESS FOR USE FOR A PARTICULAR PURPOSE OF THE AIRCRAFT OR ANY ENGINE, AS TO THE ABSENCE OF LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE, AS TO THE ABSENCE OF ANY INFRINGEMENT OF ANY PATENT, TRADEMARK OR COPYRIGHT, AS TO THE ABSENCE OF OBLIGATIONS BASED ON STRICT LIABILITY IN TORT OR ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER, except the Owner Trustee in its individual capacity

----------
<F17>
Insert bracketed language if the Lease provides for the assignment of a permitted sublease.

warrants that (i) the Owner Trustee has received on the Delivery Date whatever title was conveyed to it, and (ii) the Aircraft is free and clear of Lessor Liens attributable to the Owner Trustee in its individual capacity. Neither the Owner Trustee, in its individual capacity or as Owner Trustee under the Trust Agreement, nor the Mortgagee, in its individual or trust capacities, makes or shall be deemed to have made any representation or warranty as to the validity, legality or enforceability of this Trust Indenture, the Trust Agreement, the Participation Agreement, the Equipment Notes, the Lease, the Purchase Agreement or the Purchase Agreement Assignment with the Consent and Agreement and the Engine Consent and Agreement attached thereto, or as to the correctness of any statement contained in any thereof, except for the representations and warranties of the Owner Trustee made in its individual capacity and the representations and warranties of the Mortgagee in its individual capacity, in each case expressly made in this Trust Indenture or in the Participation Agreement. The Loan Participants, the Note Holders and the Owner Participant make no representation or warranty hereunder whatsoever.

      SECTION 6.04.     NO SEGREGATION OF MONIES; NO INTEREST.

            Any monies paid to or retained by the Mortgagee pursuant to any provision hereof and not then required to be distributed to the Note Holders, Lessee or the Owner Trustee as provided in Article III hereof need not be segregated in any manner except to the extent required by Law or Section 4.4 of the Lease and Section 5.09 hereof, and may be deposited under such general conditions as may be prescribed by Law, and the Mortgagee shall not be liable for any interest thereon (except that the Mortgagee shall invest all monies held as directed by Lessee so long as no Lease Event of Default or Lease Default has occurred and is continuing (or in the absence of such direction, by the Majority In Interest of Note Holders) in Cash Equivalents; PROVIDED, HOWEVER, that any payments received, or applied hereunder, by the Mortgagee shall be accounted for by the Mortgagee so that any portion thereof paid or applied pursuant hereto shall be identifiable as to the source thereof.

      SECTION 6.05.     RELIANCE; AGREEMENTS; ADVICE OF COUNSEL.

            Neither the Owner Trustee nor the Mortgagee shall incur any liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. The Owner Trustee and the Mortgagee may accept a copy of a resolution of the Board of Directors (or Executive Committee thereof) of any party to the Participation Agreement, certified by the Secretary or an Assistant Secretary thereof as duly adopted and in full force and effect, as conclusive evidence that such resolution has been duly adopted and that the same is in full force and effect. As to the aggregate unpaid Original Amount of Equipment Notes outstanding as of any date, the Owner Trustee may for all purposes hereof rely on a certificate signed by any Vice President or other authorized corporate trust officer of the Mortgagee. As to any fact or matter relating to Lessee the manner of ascertainment of which is not specifically described herein, the Owner Trustee and the Mortgagee may for all purposes hereof rely on a certificate, signed by a duly authorized officer of Lessee, as to such fact or matter, and such certificate shall constitute full protection to the Owner Trustee and the Mortgagee for any action taken or omitted to be taken by them in good faith in reliance thereon. The Mortgagee shall assume, and shall be fully protected in assuming, that the Owner Trustee is authorized by the

Trust Agreement to enter into this Trust Indenture and to take all action to be taken by it pursuant to the provisions hereof, and shall not inquire into the authorization of the Owner Trustee with respect thereto. In the administration of the trusts hereunder, the Owner Trustee and the Mortgagee each may execute any of the trusts or powers hereof and perform its powers and duties hereunder directly or through agents or attorneys and may, at the expense of the Trust Indenture Estate, advise with counsel, accountants and other skilled persons to be selected and retained by it, and the Owner Trustee and the Mortgagee shall not be liable for anything done, suffered or omitted in good faith by them in accordance with the written advice or written opinion of any such counsel, accountants or other skilled persons.

      SECTION 6.06.     CAPACITY IN WHICH ACTING.

            The Owner Trustee acts hereunder solely as trustee as herein and in the Trust Agreement provided, and not in its individual capacity, except as otherwise expressly provided herein, in the Trust Agreement and in the Participation Agreement.

      SECTION 6.07.     COMPENSATION.

            The Mortgagee shall be entitled to reasonable compensation, including expenses and disbursements (including the reasonable fees and expenses of counsel), for all services rendered hereunder and shall, on and subsequent to an Event of Default hereunder, have a priority claim on the Trust Indenture Estate for the payment of such compensation, to the extent that such compensation shall not be paid by Lessee, and shall have the right, on and subsequent to an Event of Default hereunder, to use or apply any monies held by it hereunder in the Trust Indenture Estate toward such payments. The Mortgagee agrees that it shall have no right against the Loan Participants, the Note Holders, the Owner Trustee or the Owner Participant for any fee as compensation for its services as trustee under this Trust Indenture.

      SECTION 6.08.     INSTRUCTIONS FROM NOTE HOLDERS.

            In the administration of the trusts created hereunder, the Mortgagee shall have the right to seek instructions from a Majority in Interest of Note Holders should any provision of this Trust Indenture appear to conflict with any other provision herein or should the Mortgagee's duties or obligations hereunder be unclear, and the Mortgagee shall incur no liability in refraining from acting until it receives such instructions. The Mortgagee shall be fully protected for acting in accordance with any instructions received under this Section 6.08.


                                   ARTICLE VII

                INDEMNIFICATION OF MORTGAGEE BY OWNER TRUSTEE


      SECTION 7.01.     SCOPE OF INDEMNIFICATION.

            The Owner Trustee, not in its individual capacity, but solely as Owner Trustee, hereby agrees, whether or not any of the transactions contemplated hereby shall be consummated, except as to matters covered by any indemnity furnished as contemplated by Section 5.03 hereof and except as otherwise provided in Section 2.03 or 2.04(b) hereof, to assume liability for, and does hereby indemnify, protect, save and keep harmless the Mortgagee (in its individual and trust capacities), and its successors, assigns, agents and servants, from and against any and all liabilities, obligations, losses, damages, penalties, taxes (excluding any taxes payable by the Mortgagee on or measured by any compensation received by the Mortgagee for its services under this Trust Indenture), claims, actions, suits, costs, expenses or disbursements (including legal fees and expenses) of any kind and nature whatsoever, which may be imposed on, incurred by or asserted against the Mortgagee (whether or not also indemnified against by any other person under any other document) in any way relating to or arising out of this Trust Indenture or any other Operative Agreement to which it is a party or the enforcement of any of the terms of any thereof, or in any way relating to or arising out of the manufacture, purchase, acceptance, non-acceptance, rejection, ownership, delivery, lease, possession, use, operation, condition, sale, return or other disposition of the Aircraft or any Engine (including, without limitation, latent or other defects, whether or not discoverable, and any claim for patent, trademark or copyright infringement), or in any way relating to or arising out of the administration of the Trust Indenture Estate or the action or inaction of the Mortgagee hereunder except only in the case of willful misconduct or gross negligence (or negligence in the case of handling funds) of the Mortgagee in the performance of its duties hereunder or resulting from the inaccuracy of any representation or warranty of the Mortgagee (in its individual capacity) referred to in Section 6.03 hereof, or as provided in Section 6.01 hereof or in the last sentence of Section 5.04 hereof, or as otherwise excluded by the terms of Section 9.1 or 9.3 of the Participation Agreement from Lessee's indemnities under such Sections. In addition, if necessary, the Mortgagee shall be entitled to indemnification from the Trust Indenture Estate for any liability, obligation, loss, damage, penalty, claim, action, suit, cost, expense or disbursement indemnified against pursuant to this Section 7.01 to the extent not reimbursed by Lessee or others, but without releasing any of them from their respective agreements of reimbursement; and to secure the same the Mortgagee shall have a prior Lien on the Trust Indenture Estate. Without limiting the foregoing, the Mortgagee agrees that, prior to seeking indemnification from the Trust Indenture Estate, it will demand, and diligently pursue in good faith (but with no duty to exhaust all legal remedies therefor), indemnification available to the Mortgagee from Lessee under the Lease or the Participation Agreement.


                                  ARTICLE VIII

                         SUCCESSOR AND SEPARATE TRUSTEES


      SECTION 8.01.     NOTICE OF SUCCESSOR OWNER TRUSTEE.

            In the case of any appointment of a successor to the Owner Trustee pursuant to the Trust Agreement including upon any merger, conversion, consolidation or sale of substantially all of the corporate trust business of the Owner Trustee pursuant to the Trust Agreement, the successor Owner Trustee shall give prompt written notice thereof to the Mortgagee, Lessee and the Note Holders.

      SECTION 8.02.     RESIGNATION OF MORTGAGEE; APPOINTMENT OF SUCCESSOR.

            (a) The Mortgagee or any successor thereto may resign at any time without cause by giving at least 30 days' prior written notice to Lessee, the Owner Trustee, the Owner Participant and each Note Holder, such resignation to be effective upon the acceptance of the trusteeship by a successor Mortgagee. In addition, a Majority in Interest of Note Holders may at any time (but only with the consent of the Lessee, which consent shall not be unreasonably withheld, except that such consent shall not be necessary if a Lease Event of Default is continuing) remove the Mortgagee without cause by an instrument in writing delivered to the Owner Trustee, Lessee, the Owner Participant and the Mortgagee, and the Mortgagee shall promptly notify each Note Holder thereof in writing, such removal to be effective upon the acceptance of the trusteeship by a successor Mortgagee. In the case of the resignation or removal of the Mortgagee, a Majority in Interest of Note Holders may appoint a successor Mortgagee by an instrument signed by such holders, which successor, so long as no Lease Event of Default shall have occurred and be continuing, shall be subject to Lessee's reasonable approval. If a successor Mortgagee shall not have been appointed within 30 days after such notice of resignation or removal, the Mortgagee, the Owner Trustee, the Owner Participant or any Note Holder may apply to any court of competent jurisdiction to appoint a successor Mortgagee to act until such time, if any, as a successor shall have been appointed as above provided. The successor Mortgagee so appointed by such court shall immediately and without further act be superseded by any successor Mortgagee appointed as above provided.

            (b) Any successor Mortgagee, however appointed, shall execute and deliver to the Owner Trustee, the predecessor Mortgagee and the Lessee an instrument accepting such appointment and assuming the obligations of the Mortgagee under the Participation Agreement arising from and after the time of such appointment, and thereupon such successor Mortgagee, without further act, shall become vested with all the estates, properties, rights, powers and duties of the predecessor Mortgagee hereunder in the trust hereunder applicable to it with like effect as if originally named the Mortgagee herein; but nevertheless upon the written request of such successor Mortgagee, such predecessor Mortgagee shall execute and deliver an instrument transferring to such successor Mortgagee, upon the trusts herein expressed applicable to it, all the estates, properties, rights and powers of such predecessor Mortgagee, and such predecessor Mortgagee shall duly assign, transfer, deliver and pay over to such successor Mortgagee all monies or other property then held by such predecessor Mortgagee hereunder.

            (c) Any successor Mortgagee, however appointed, shall be a bank or trust company having its principal place of business in the Borough of Manhattan, City and State of New York; Chicago, Illinois; Hartford, Connecticut; Wilmington, Delaware; or Boston, Massachusetts and having (or whose obligations under the Operative Agreements are guaranteed by an affiliated entity having) a combined capital and surplus of at least $100,000,000, if there be such an institution willing, able and legally qualified to perform the duties of the Mortgagee hereunder upon reasonable or customary terms.

            (d) Any corporation into which the Mortgagee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Mortgagee shall be a party, or any corporation to which substantially all the corporate trust business of the Mortgagee may be transferred, shall, subject to the terms of paragraph (c) of this Section 8.02, be a successor Mortgagee and the Mortgagee under this Trust Indenture without further act.

      SECTION 8.03.     APPOINTMENT OF ADDITIONAL AND SEPARATE TRUSTEES.

            (a) Whenever (i) the Mortgagee shall deem it necessary or desirable in order to conform to any Law of any jurisdiction in which all or any part of the Trust Indenture Estate shall be situated or to make any claim or bring any suit with respect to or in connection with the Trust Indenture Estate, this Trust Indenture, any other Indenture Agreement, the Equipment Notes or any of the transactions contemplated by the Participation Agreement, (ii) the Mortgagee shall be advised by counsel satisfactory to it that it is so necessary or prudent in the interests of the Note Holders (and the Mortgagee shall so advise the Owner Trustee and Lessee), or (iii) the Mortgagee shall have been requested to do so by a Majority in Interest of Note Holders, then in any such case, the Mortgagee and, upon the written request of the Mortgagee, the Owner Trustee, shall execute and deliver an indenture supplemental hereto and such other instruments as may from time to time be necessary or advisable either (1) to constitute one or more bank or trust companies or one or more persons approved by the Mortgagee, either to act jointly with the Mortgagee as additional trustee or trustees of all or any part of the Trust Indenture Estate, or to act as separate trustee or trustees of all or any part of the Trust Indenture Estate, in each case with such rights, powers, duties and obligations consistent with this Trust Indenture as may be provided in such supplemental indenture or other instruments as the Mortgagee or a Majority in Interest of Note Holders may deem necessary or advisable, or (2) to clarify, add to or subtract from the rights, powers, duties and obligations theretofore granted any such additional or separate trustee, subject in each case to the remaining provisions of this
Section 8.03. If the Owner Trustee shall not have taken any action requested of it under this Section 8.03(a) that is permitted or required by its terms within 15 days after the receipt of a written request from the Mortgagee so to do, or if an Event of Default shall have occurred and be continuing, the Mortgagee may act under the foregoing provisions of this Section 8.03(a) without the concurrence of the Owner Trustee, and the Owner Trustee hereby irrevocably appoints (which appointment is coupled with an interest) the Mortgagee, its agent and attorney-in-fact to act for it under the foregoing provisions of this
Section 8.03(a) in either of such contingencies. The Mortgagee may, in such capacity, execute, deliver and perform any such supplemental indenture, or any such instrument, as may be required for the appointment of any such additional or separate trustee or for the clarification of, addition to or subtraction from the rights, powers, duties or obligations theretofore granted to any such additional or separate trustee. In case any additional or separate trustee appointed under this Section 8.03(a) shall die, become incapable of acting, resign or be moved, all the assets, property, rights, powers, trusts, duties and obligations of such additional or separate trustee shall revert to the Mortgagee until a successor additional or separate trustee is appointed as provided in this Section 8.03(a).

            (b) No additional or separate trustee shall be entitled to exercise any of the rights, powers, duties and obligations conferred upon the Mortgagee in respect of the custody, investment and payment of monies and all monies received by any such additional or separate trustee from or constituting part of the Trust Indenture Estate or otherwise payable under any Operative Agreement to the Mortgagee shall be promptly paid over by it to the Mortgagee. All other rights, powers, duties and obligations conferred or imposed upon any additional or separate trustee shall be exercised or performed by the Mortgagee and such additional or separate trustee jointly except to the extent that applicable Law of any jurisdiction in which any particular act is to be performed renders the Mortgagee incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations (including the holding of title to all or part of the Trust Indenture Estate in any such jurisdiction) shall be exercised and performed by such additional or separate trustee. No additional or separate trustee shall take any discretionary action except on the instructions of the Mortgagee or a Majority in Interest of Note Holders. No trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder, except that the Mortgagee shall be liable for the consequences of its lack of reasonable care in selecting, and the Mortgagee's own actions in acting with, any additional or separate trustee. Each additional or separate trustee appointed pursuant to this Section 8.03 shall be subject to, and shall have the benefit of Articles IV through VIII and Article X hereof insofar as they apply to the Mortgagee. The powers of any additional or separate trustee appointed pursuant to this Section 8.03 shall not in any case exceed those of the Mortgagee hereunder.

            (c) If at any time the Trustee shall deem it no longer necessary or in order to conform to any such Law or take any such action or shall be advised by such counsel that it is no longer so necessary or desirable in the interest of the Note Holders, or in the event that the Mortgagee shall have been requested to do so in writing by a Majority in Interest of Note Holders, the Mortgagee and, upon the written request of the Mortgagee, the Owner Trustee, shall execute and deliver an indenture supplemental hereto and all other instruments and agreements necessary or proper to remove any additional or separate trustee. The Mortgagee may act on behalf of the Owner Trustee under this Section 8.03(c) when and to the extent it could so act under Section 8.03(a) hereof.


                                   ARTICLE IX

              SUPPLEMENTS AND AMENDMENTS TO THIS TRUST INDENTURE
                               AND OTHER DOCUMENTS


      SECTION 9.01.     INSTRUCTIONS OF MAJORITY; LIMITATIONS.

            (a) Except as provided in Section 5.02 hereof, the Owner Trustee agrees it shall not enter into any amendment of or supplement to the Lease, the Purchase Agreement, the Purchase Agreement Assignment, the Consent and Agreement or the Engine Consent and Agreement, or execute and deliver any written waiver or modification of, or consent under, the terms of the Lease, the Purchase Agreement, the Purchase Agreement Assignment, the Consent and Agreement or the Engine Consent and Agreement, unless such supplement, amendment, waiver, modification or consent is consented to in writing by the Mortgagee and a Majority in Interest of Note Holders. Anything to the contrary contained herein notwithstanding, without the necessity of the consent of any of the Note Holders or the Mortgagee, (i) any Excluded Payments payable to the Owner Participant may be modified, amended, changed or waived in such manner as shall be agreed to by the Owner Participant and Lessee and (ii) the Owner Trustee and Lessee may enter into amendments of or additions to the Lease to modify Section 5 (except to the extent that such amendment would affect the rights or exercise of remedies under
Section 15 of the Lease) or Section 17 of the Lease so long as such amendments, modifications and changes do not and would not affect the time of, or reduce the amount of, Rent payments (except to the extent expressly permitted by Section
5.02 hereof) until after the payment in full of all Secured Obligations or otherwise adversely affect the Note Holders.

            (b) Without limiting the provisions of Section 9.01 hereof, the Mortgagee agrees with the Note Holders that it shall not enter into any amendment, waiver or modification of, supplement or consent to this Trust Indenture, the Lease, the Purchase Agreement, the Purchase Agreement Assignment, the Consent and Agreement, the Engine Consent and Agreement or the Participation Agreement, or any other agreement included in the Trust Indenture Estate, unless such supplement, amendment, waiver, modification or consent is consented to in writing by a Majority in Interest of Note Holders, but upon the written request of a Majority in Interest of Note Holders, the Mortgagee shall from time to time enter into any such supplement or amendment, or execute and deliver any such waiver, modification or consent, as may be specified in such request and as may be (in the case of any such amendment, supplement or modification), to the extent such agreement is required, agreed to by the Owner Trustee and Lessee or, as may be appropriate, the Airframe Manufacturer or the Engine Manufacturer; PROVIDED, HOWEVER, that, without the consent of each holder of an affected Equipment Note then outstanding and of the Liquidity Provider, no such amendment of or supplement to this Trust Indenture, the Lease, the Purchase Agreement, the Purchase Agreement Assignment, the Consent and Agreement, the Engine Consent and Agreement or the Participation Agreement or waiver or modification of the terms of, or consent under, any thereof, shall (i) modify any of the provisions of this Section 9.01, or of Article II or III or Section 4.02, 4.04(c), 4.04(d),
5.02 or 5.06 hereof, Section 13.3, 14 (except to add an Event of Default) or 16 of the Lease, Section 15.1 of the Participation Agreement, the definitions of "Event of Default," "Default," "Lease Event of Default," "Lease Default," "Majority in Interest of Note Holders," "Make-Whole Amount" or "Note Holder," or the percentage of Note Holders required to take or approve any action hereunder,
(ii) reduce the amount, or change the time of payment or method of calculation of any amount, of Original Amount, Make-Whole Amount, if any, or interest with respect to any Equipment Note, or alter or modify the provisions of Article III hereof with respect to the order of priorities in which distribution thereunder shall be made as among the Note Holders, the Owner Trustee and Lessee, (iii) reduce, modify or amend any indemnities in favor of the Owner Trustee, the Mortgagee or the Note Holders (except that the Owner Trustee (in its individual capacity) or the Mortgagee, as the case may be, may consent to any waiver or reduction of an indemnity payable to it) or the Pass Through Indemnitees, (iv) consent to any change in the Trust Indenture or the Lease which would permit redemption of Equipment Notes earlier than permitted under Section 2.10 or 2.11 hereof or the purchase or exchange of the Equipment Notes other than as permitted by Section 2.13 hereof, (v) except as contemplated by the Lease or the Participation Agreement, reduce the amount or extend the time of payment of Basic Rent, Stipulated Loss Value, or Termination Value for the Aircraft in each case as set forth in the Lease, or modify, amend or supplement the Lease or consent to any assignment of the Lease, in either case releasing Lessee from its obligations in respect of the payment of Basic Rent, Stipulated Loss Value or

Termination Value for the Aircraft or altering the absolute and unconditional character of the obligations of Lessee to pay Rent as set forth in Sections 3 and 16 of the Lease or (vi) permit the creation of any Lien on the Trust Indenture Estate or any part thereof other than Permitted Liens or deprive any Note Holder of the benefit of the Lien of this Trust Indenture on the Trust Indenture Estate, except as provided in connection with the exercise of remedies under Article IV hereof.

            (c) At any time after the date hereof, the Owner Trustee and the Mortgagee may enter into one or more agreements supplemental hereto without the consent of any Note Holder for any of the following purposes: (i) (a) to cure any defect or inconsistency herein or in the Equipment Notes, or to make any change not inconsistent with the provisions hereof (PROVIDED that such change does not adversely affect the interests of any Note Holder in its capacity solely as Note Holder) or (b) to cure any ambiguity or correct any mistake; (ii) to evidence the succession of another party as the Owner Trustee in accordance with the terms of the Trust Agreement or to evidence the succession of a new trustee hereunder pursuant hereto, the removal of the trustee hereunder or the appointment of any co-trustee or co-trustees or any separate or additional trustee or trustees; (iii) to convey, transfer, assign, mortgage or pledge any property to or with the Mortgagee or to make any other provisions with respect to matters or questions arising hereunder so long as such action shall not adversely affect the interests of the Note Holders in its capacity solely as Note Holder; (iv) to correct or amplify the description of any property at any time subject to the Lien of this Trust Indenture or better to assure, convey and confirm unto the Mortgagee any property subject or required to be subject to the Lien of this Trust Indenture, the Airframe or Engines or any Replacement Airframe or Replacement Engine; (v) to add to the covenants of the Owner Trustee for the benefit of the Note Holders, or to surrender any rights or power herein conferred upon the Owner Trustee, the Owner Participant or the Lessee; (vi) to add to the rights of the Note Holders; and (vii) to include on the Equipment Notes any legend as may be required by Law.

      SECTION 9.02.     TRUSTEES PROTECTED.

            If, in the opinion of the institution acting as Owner Trustee under the Trust Agreement or the institution acting as Mortgagee hereunder, any document required to be executed by it pursuant to the terms of Section 9.01 hereof affects any right, duty, immunity or indemnity with respect to such institution under this Trust Indenture or the Lease, such institution may in its discretion decline to execute such document.

      SECTION 9.03.     DOCUMENTS MAILED TO NOTE HOLDERS.

            Promptly after the execution by the Owner Trustee or the Mortgagee of any document entered into pursuant to Section 9.01 hereof, the Mortgagee shall mail, by first class mail, postage prepaid, a copy thereof to Lessee and to each Note Holder at its address last set forth in the Equipment Note Register, but the failure of the Mortgagee to mail such copies shall not impair or affect the validity of such document.

      SECTION 9.04. NO REQUEST NECESSARY FOR LEASE SUPPLEMENT OR TRUST INDENTURE SUPPLEMENT.

            No written request or consent of the Mortgagee, the Note Holders or the Owner Participant pursuant to Section 9.01 hereof shall be required to enable the Owner Trustee to enter into any Lease Supplement specifically required by the terms of the Lease or to execute and deliver a Trust Indenture Supplement specifically required by the terms hereof.


                                    ARTICLE X

                                  MISCELLANEOUS


      SECTION 10.01.    TERMINATION OF TRUST INDENTURE.

            Upon (or at any time after) payment in full of the Original Amount of, Make-Whole Amount, if any, and interest on and all other amounts due under all Equipment Notes and provided that there shall then be no other Secured Obligations due to the Note Holders, the Mortgagee and other holders of Secured Obligations hereunder or under the Participation Agreement or any other Operative Agreement, the Owner Trustee shall direct the Mortgagee to execute and deliver to or as directed in writing by the Owner Trustee an appropriate instrument releasing the Aircraft and the Engines from the Lien of this Trust Indenture and releasing the Lease, the Purchase Agreement, the Purchase Agreement Assignment with the Consent and Agreement and the Engine Consent and Agreement attached thereto from the assignment and pledge thereof hereunder and the Mortgagee shall execute and deliver such instrument as aforesaid and give written notice thereof to Lessee; PROVIDED, HOWEVER, that this Trust Indenture and the trusts created hereby shall earlier terminate and this Trust Indenture shall be of no further force or effect upon any sale or other final disposition by the Mortgagee of all property constituting part of the Trust Indenture Estate and the final distribution by the Mortgagee of all monies or other property or proceeds constituting part of the Trust Indenture Estate in accordance with the terms hereof. Except as aforesaid otherwise provided, this Trust Indenture and the trusts created hereby shall continue in full force and effect in accordance with the terms hereof.

      SECTION 10.02.    NO  LEGAL  TITLE  TO  TRUST  INDENTURE  ESTATE  IN  NOTE
                        HOLDERS.

            No holder of an Equipment Note shall have legal title to any part of the Trust Indenture Estate. No transfer, by operation of law or otherwise, of any Equipment Note or other right, title and interest of any Note Holder in and to the Trust Indenture Estate or hereunder shall operate to terminate this Trust Indenture or entitle such holder or any successor or transferee of such holder to an accounting or to the transfer to it of any legal title to any part of the Trust Indenture Estate.

      SECTION 10.03.    SALE OF AIRCRAFT BY MORTGAGEE IS BINDING.

            Any sale or other conveyance of the Trust Indenture Estate, or any part thereof (including any part thereof or interest therein), by the Mortgagee made pursuant to the terms of this Trust Indenture shall bind the Note Holders and shall be effective to transfer or convey all right, title and interest of the Trustee, the Owner Trustee, the Owner Participant and such holders in and to such Trust Indenture Estate or part thereof. No purchaser or other grantee shall be required to inquire as to the authorization, necessity, expediency or regularity of such sale or conveyance or as to the application of any sale or other proceeds with respect thereto by the Mortgagee.

      SECTION 10.04.    TRUST  INDENTURE   FOR   BENEFIT   OF   OWNER   TRUSTEE,
                        MORTGAGEE, OWNER PARTICIPANT, NOTE HOLDERS AND OTHER HOLDERS OF SECURED OBLIGATIONS.

            Nothing in this Trust Indenture, whether express or implied, shall be construed to give any person other than the Owner Trustee, the Mortgagee, the Owner Participant, the Note Holders and other holders of Secured Obligations, any legal or equitable right, remedy or claim under or in respect of this Trust Indenture.

      SECTION 10.05.    NOTICES.

            Unless otherwise expressly specified or permitted by the terms hereof, all notices, requests, demands, authorizations, directions, consents, waivers or documents provided or permitted by this Trust Indenture to be made, given, furnished or filed shall be in writing, personally delivered or mailed by certified mail, postage prepaid, or by facsimile or confirmed telex, and (i) if to the Owner Trustee, addressed to it at 79 South Main Street, 3rd Floor, Salt Lake City, Utah 84111 with a copy to the Owner Participant addressed as provided in clause (iii) below, (ii) if to Mortgagee, addressed to it at its office at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890,
Attention:  Corporate  Trust  Administration,  facsimile  number (302) 651-8882,
(iii) if to any Participant, Lessee, or any Note Holder, addressed to such party at such address as such party shall have furnished by notice to the Owner Trustee and the Mortgagee, or, until an address is so furnished, addressed to the address of such party (if any) set forth on Schedule 1 to the Participation Agreement or in the Equipment Note Register. Whenever any notice in writing is required to be given by the Owner Trustee, any Participant or the Mortgagee or any Note Holder to any of the other of them, such notice shall be deemed given and such requirement satisfied when such notice is received, or if such notice is mailed by certified mail, postage prepaid, three Business Days after being mailed, addressed as provided above. Any party hereto may change the address to which notices to such party will be sent by giving notice of such change to the other parties to this Trust Indenture.

      SECTION 10.06.    SEVERABILITY.

            Any provision of this Trust Indenture which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

      SECTION 10.07.    NO ORAL MODIFICATION OR CONTINUING WAIVERS.

            No term or provision of this Trust Indenture or the Equipment Notes may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the Owner Trustee and the Mortgagee, in compliance with Section 9.01 hereof. Any waiver of the terms hereof or of any Equipment Note shall be effective only in the specific instance and for the specific purpose given.

      SECTION 10.08.    SUCCESSORS AND ASSIGNS.

            All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, each of the parties hereto and the permitted successors and assigns of each, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by any Note Holder shall bind the successors and assigns of such holder. This Trust Indenture and the Trust Indenture Estate shall not be affected by any amendment or supplement to the Trust Agreement or by any other action taken under or in respect of the Trust Agreement, except that each reference in this Trust Indenture to the Trust Agreement shall mean the Trust Agreement as amended and supplemented from time to time to the extent permitted hereby, thereby and by the Participation Agreement. Each Note Holder by its acceptance of an Equipment Note agrees to be bound by this Trust Indenture and all provisions of the Participation Agreement applicable to a Loan Participant or a Note Holder.

      SECTION 10.09.    HEADINGS.

            The headings of the various Articles and sections herein and in the table of contents hereto are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

      SECTION 10.10.    NORMAL COMMERCIAL RELATIONS.

            Anything contained in this Trust Indenture to the contrary notwithstanding, Owner Trustee, Mortgagee, any Participant or any bank or other Affiliate of such Participant may conduct any banking or other financial transactions, and have banking or other commercial relationships, with Lessee [or any Permitted Sublessee]<F18>, fully to the same extent as if this Trust Indenture were not in effect, including without limitation the making of loans or other extensions of credit to Lessee for any purpose whatsoever, whether related to any of the transactions contemplated hereby or otherwise.

----------
<F18>
Insert bracketed language if the Lease provides for the assignment of a permitted sublease.

      SECTION 10.11.    GOVERNING LAW; COUNTERPART FORM.

            THIS TRUST INDENTURE SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK,
INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE. THIS TRUST INDENTURE IS BEING DELIVERED IN THE STATE OF NEW YORK. This Trust Indenture may be executed by the parties hereto in separate counterparts (or upon separate signature pages bound together into one or more counterparts), each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

      SECTION 10.12.    VOTING BY NOTE HOLDERS.

            All votes of the Note Holders shall be governed by a vote of a Majority in Interest of Note Holders, except as otherwise provided herein.

      SECTION 10.13.    BANKRUPTCY.

            It is the intention of the parties that the Owner Trustee, as lessor under the Lease (and the Mortgagee as assignee of the Owner Trustee hereunder), shall be entitled to the benefits of Section 1110 with respect to the right to take possession of the Aircraft, Airframe, Engines and Parts as provided in the Lease in the event of a case under Chapter 11 of the Bankruptcy Code in which Lessee is a debtor, and in any instance where more than one construction is possible of the terms and conditions hereof or any other pertinent Operative Agreement, each such party agrees that a construction which would preserve such benefits shall control over any construction which would not preserve such benefits.

            IN WITNESS WHEREOF, the parties hereto have caused this Trust Indenture and Mortgage to be duly executed by their respective officers thereof duly authorized as of the day and year first above written.


                                          FIRST SECURITY BANK, NATIONAL
                                          ASSOCIATION,
                                              not  in its  individual  capacity,
                                              except   as   expressly   provided
                                              herein,   but   solely   as  Owner
                                              Trustee, as Owner Trustee



                                          By:___________________________________
                                          Name:_________________________________
                                          Title:________________________________


                                          WILMINGTON TRUST COMPANY, as Mortgagee



                                          By:___________________________________
                                          Name:_________________________________
                                          Title:________________________________

                                                                       EXHIBIT A
                                           TO TRUST INDENTURE AND MORTGAGE [___]


                  TRUST INDENTURE AND MORTGAGE [___] SUPPLEMENT


            This TRUST INDENTURE AND MORTGAGE [___] SUPPLEMENT NO. 1, dated [___________, 199_] (herein called this "Trust Indenture Supplement") of FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Owner Trustee (herein called the "Owner Trustee") under that certain Trust Agreement [___] dated as of [___________, 199_] (the "Trust Agreement"), between the Owner Trustee and the Owner Participant named therein.


                              W I T N E S S E T H:


            WHEREAS, the Trust Indenture and Mortgage [___], dated as of [____________, 199_] (as amended and supplemented to the date hereof, the "Trust Indenture") between the Owner Trustee and Wilmington Trust Company, as Mortgagee (the "Mortgagee"), provides for the execution and delivery of a supplement thereto substantially in the form hereof, which shall particularly describe the Aircraft, and shall specifically mortgage such Aircraft to the Mortgagee; and

            WHEREAS, each of the Trust Agreement and Trust Indenture relates to the Airframe and Engines described below, and a counterpart of the Trust Indenture is attached hereto and made a part hereof and this Trust Indenture Supplement, together with such counterpart of the Trust Indenture, is being filed for recordation on the date hereof with the FAA as one document;

            NOW, THEREFORE, this Trust Indenture Supplement witnesseth that the Owner Trustee hereby confirms that the Lien of the Trust Indenture on the Trust Indenture Estate covers all of Owner Trustee's right, title and interest in and to the following described property:

                                    AIRFRAME

            One airframe identified as follows:
                                                   FAA
                                              Registration      Manufacturer's
     Manufacturer              Model             Number          Serial Number
---------------------    ----------------   -----------------  ----------------

The Boeing Company



together with all of the Owner Trustee's right, title and interest in and to all Parts of whatever nature, whether now owned or hereinafter acquired and which are from time to time incorporated or installed in or attached to said airframe.

                                AIRCRAFT ENGINES

            Two aircraft engines, each such engine having 750 or more rated take-off horsepower or the equivalent thereof, identified as follows:

      Manufacturer            Manufacturer's Model          Serial Number
-----------------------  -----------------------------   -------------------




together with all of Owner Trustee's right, title and interest in and to all Parts of whatever nature, whether now owned or hereafter acquired and which are from time to time incorporated or installed in or attached to either of such engines.

            Together with all of Owner Trustee's right, title and interest in and to (a) all Parts of whatever nature, which from time to time are included within the definition of "Airframe" or "Engine", whether now owned or hereafter acquired, including all substitutions, renewals and replacements of and additions, improvements, accessions and accumulations to the Airframe and Engines (other than additions, improvements, accessions and accumulations which constitute appliances, parts, instruments, appurtenances, accessories, furnishings or other equipment excluded from the definition of Parts) and (b) all Aircraft Documents.

            As  further  security  for the  obligations  referred  to above  and secured by the Trust Indenture and hereby, the Owner Trustee has granted, bargained, sold, assigned, transferred, conveyed, mortgaged, pledged and confirmed, and does hereby grant, bargain, sell, assign, transfer, convey, mortgage, pledge and confirm, unto the Mortgagee, its successors and assigns, for the security and benefit of the Loan Participants, the Note Holders and the other holders of Secured Obligations, in the trust created by the Trust Indenture, all of the right, title and interest of the Owner Trustee in, to and under the Lease Supplement of even date herewith covering the property described above.

            Notwithstanding any provision hereof, no Excluded Payment shall constitute security for any of the aforementioned obligations.

            TO HAVE AND TO HOLD all and singular the aforesaid property unto the Mortgagee, its successors and assigns, in trust for the equal and proportionate benefit and security of the Loan Participants, the Note Holders and the other holders of Secured Obligations, except as provided in Section 2.14 and Article III of the Trust Indenture without any preference, distinction or priority of any one Equipment Note over any other by reason of priority of time of issue, sale, negotiation, date of maturity thereof or otherwise for any reason whatsoever, and for the uses and purposes and subject to the terms and provisions set forth in the Trust Indenture.

            This Trust Indenture Supplement shall be construed as supplemental to the Trust Indenture and shall form a part thereof. The Trust Indenture is each hereby incorporated by reference herein and is hereby ratified, approved and confirmed.

            AND, FURTHER, the Owner Trustee hereby acknowledges that the Aircraft referred to in this Trust Indenture Supplement and the aforesaid Lease Supplement has been delivered to the Owner Trustee and is included in the property of the Owner Trustee covered by all the terms and conditions of the Trust Agreement, subject to the pledge and mortgage thereof under the Trust Indenture.

                                      * * *

            IN WITNESS WHEREOF, the Owner Trustee has caused this Trust Indenture Supplement to be duly executed by one of its officers, thereunto duly authorized, on the day and year first above written.

                                          FIRST    SECURITY    BANK,    NATIONAL
                                          ASSOCIATION,  not  in  its  individual
                                              capacity,  but   solely  as  Owner
                                              Trustee, Owner Trustee


                                          By:___________________________________
                                             Name:
                                             Title:

                                                    TRUST INDENTURE AND MORTGAGE


                                   SCHEDULE I


                                 Original Amount             Interest Rate
                              ----------------------     ---------------------

Series A-1:

Series A-2:

Series B:

Series C-1:

Series C-2:

Series D:

                           Equipment Note Amortization


                                                  Percentage of Original
          Payment Date                              Amount to be Paid
--------------------------------             --------------------------------